As filed with the Securities and Exchange Commission on March 14, 2006

Securities Act File No. 33-_____
Investment Company Act File No. 811-_______

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. _____

Post-Effective Amendment No. _____

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. ___

HIGHLAND FUNDS I
 (Exact Name of Registrant as Specified in Charter)

c/o Highland Capital Management, L.P.
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1- 972-628-4100

Mr. James D. Dondero
c/o Highland Capital Management, L.P.
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and Address of Agent for Service)

Copies to:

Mr. R. Joseph Dougherty	Richard T. Prins, Esq.
c/o Highland Capital Management, L.P.	Skadden, Arps, Slate, Meagher & Flom LLP
Two Galleria Tower	Four Times Square, 30th Floor
13455 Noel Road, Suite 800	New York, New York 10036-6522
Dallas, Texas 75240

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered	Amount Being Registered

Common Shares of Beneficial Interest	Indefinite(1)

(1)

Registrant is registering an indefinite number of shares of its Common Stock, par value $.001 per share, under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS dated                     , 2006

HIGHLAND EQUITY OPPORTUNITIES FUND

Class A Shares and Class C Shares

Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
Telephone: (972) 628-4100
Facsimile: (972) 628-4147

An investment portfolio of Highland Funds I
managed by
Highland Capital Management, L.P.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

INVESTMENT AND PERFORMANCE SUMMARY

Investment Objective

                    The investment objective of Highland Equity Opportunities Fund (the “Fund”) is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Principal Investment Strategies

                    The Fund, invests, under normal circumstances, at least 80% of the value of its “Assets” in equity securities.  “Assets” means net assets, plus the amount of any borrowings for investment purposes.  Equity securities of domestic or foreign issuers in which the Fund may invest includes common stocks, preferred stocks, convertible securities, depositary receipts, limited partnership interests and warrants to buy common stocks.  In addition, the Fund may invest up to 20% of the value of its Assets in a wide variety of other, non-equity securities and financial instruments, domestic or foreign, of all kinds and descriptions, including but not limited to, bonds and other debt securities, money market instruments, illiquid securities, cash and cash equivalents.

                    Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest.  The Fund may use derivatives, primarily options, as tools in the management of portfolio assets.  The Fund may use derivatives to hedge various investments, for risk management and for income enhancement.

                    The Fund is a non-diversified portfolio of securities that seeks to maximize return while controlling risk.  In the absence of a pooling vehicle such as the Fund, an investor would not ordinarily be able to achieve the same degree of diversification or monitor, evaluate and implement the same investment strategies as the Fund.

                    The Fund’s investment strategy utilizes the analytical models of Prospect Management Advisers L.P. (“Prospect” or the “Sub-Adviser”) to evaluate potential equity securities of companies of varying market capitalizations in an attempt to isolate those securities with the greatest potential for capital appreciation.  The Sub-Adviser also endeavors to be proactive and attempt to take advantage of temporary market inefficiencies in order to boost the overall performance of the Fund.  In addition to investing in common stock, the Fund’s investment strategy includes short selling, options, fixed-income securities, leverage, capital structure arbitrage and event-driven investments.

                    In summary, the Fund seeks to provide superior and sustainable returns combined with effective risk management.  Although the strategy and asset allocation utilized by the Fund is primarily centered on publicly-traded equity securities, the Sub-Adviser intends to follow a flexible approach in order to place the Fund in the best position to capitalize on opportunities in the financial markets.  Accordingly, the Sub-Adviser may take advantage of investment opportunities and may invest up to 20% of the value of its Assets in other asset classes if they meet the Sub-Adviser’s standards of investment merit.  See “Investment and Risk Information.”  When adverse market or economic conditions occur, however, the Fund may temporarily invest all or a portion of its assets in defensive investments.  Such investments include fixed income securities or high quality money market instruments.  When following a defensive strategy, the Fund will be less likely to achieve its investment goals.

                    The Fund’s Board of Trustees may change any of these investment policies, including its investment objective, without shareholder approval.

                    The Fund is non-diversified as defined in the Investment Company Act of 1940 (the “1940 Act”).  The Fund, however, is not intended to be a complete investment program.

Principal Risks

                    No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period.  The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities.  Stocks are subject to market, economic and business risks that cause their prices to fluctuate.  Preferred stocks and debt securities convertible into, or exchangeable for, common or preferred stock also are subject to interest rate risk, credit risk or both.  When interest rates rise, the value of such securities generally declines.  It is also possible that the issuer of such security will not be able to make interest and principal payments when due.  When you sell Fund shares, they may be worth less than what you paid for them.  Consequently, you can lose money by investing in the Fund.  The Fund is also subject to the risk that the Sub-Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in the decline in the value of Fund shares.  The practices of options trading, short selling, use of leverage and other investment techniques employed by the Fund can, in certain circumstances, maximize the adverse impact to which the Fund’s investment portfolio may be subject.

You may want to invest in the Fund if you:

•	are a long-term investor

•	are seeking above-average growth of capital as well as income, while also attempting to preserve principal and manage risk

2

You may not want to invest in the Fund if you:

•	are conservative in your investment approach

•	seek stability of principal more than growth of capital

•	intend to trade frequently in Fund shares

Risk/Return Bar Chart and Table

                    The Fund’s commencement of operations is expected to begin on or about the date of this Prospectus; therefore, the Fund currently has no investment performance information to report.  After the Fund has had operations for at least one calendar year, its prospectuses will include a bar chart and a table that will provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the most recent one year, five years and ten years (or the life of the Fund, if shorter), compared to those of the Standard & Poor’s Corporation (“S&P”) 500 Index.  The S&P 500 Index is S&P’s composite index of 500 stocks, a widely-recognized, unmanaged index of common stock prices in the United States.  As with all mutual funds, the Fund’s past performance (before and after taxes) will not predict how the Fund will perform in the future.  Both the chart and the table will assume the reinvestment of dividends and distributions.

3

FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Class A and Class C Shares of the Fund.

	Class A		Class C

SHAREHOLDER TRANSACTION EXPENSES (1)
Maximum Sales Charge Imposed (as a percentage of offering price)	5.50%		None
Sales Charge Imposed on Reinvested Dividends	None		None
Contingent Deferred Sales Charge (“CDSC”)	1.00	%(2)	1.00	%(3)
Exchange Fee	None		None
Redemption fee	2.00%		2.00%

ESTIMATED ANNUAL EXPENSES (as a percentage of average net assets)
Management Fees (4)	2.45%		2.45%
Distribution and Service (12b-1) Fees	0.35%		1.00%
Other Expenses (5)	[__	]%	[__	]%

Total Annual Expenses (6)	[__	]%	[__	]%
Fee Waivers and Reimbursements	[__	]%	[__	]%

Net Expenses	2.60%		2.60%

(1)	Financial advisors (defined in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)

Class A shares bought without an initial sales charge in accounts aggregating $1 million or more are subject to a 1.00% CDSC if the shares are sold within 18 months from each purchase.  The 18-month period begins on the day on which the purchase was made.

(3)	The CDSC is 1.00% within the first year after each purchase. There is no CDSC thereafter.

(4)

Management fees include both investment advisory fees and administration fees charged to the Fund.  Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 2.25% of the Fund’s average daily managed assets.  Highland also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s average daily net assets.

(5)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(6)	Pursuant to a written agreement, Highland has agreed to waive its advisory and/or administration fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage

4

commissions, short sale dividend expense, taxes , deferred organization expenses and extraordinary expenses, if any) so that total annual expenses will not exceed 2.60%for each of Class A Shares and Class C Shares, of their average daily net assets for the Fund’s first year of operations.  Any such waiver or reimbursement will lower the particular class’s overall expense ratio and increase its overall return to investors.

                    Distribution and service fees include an asset-based sales charge.  As a result, if you hold your shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

EXPENSE EXAMPLE.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The Example assumes that (i) you invest $10,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) all income dividends and capital gains distributions are reinvested in additional shares.  The Example should not be considered a representation of future expenses.  Your actual costs may be higher or lower.

CLASS		1 YEAR			3 YEARS

Class A1:		$	[_____	]	$	[______	]
Class C:	did not sell your shares	$	[_____	]	$	[______	]
	sold all your shares at the end of the period[2]	$	[_____	]	$	[______	]

[1]	Assumes sales charge is deducted when shares are purchased.

[2]	Assumes applicable CDSC is deducted when shares are sold.

5

INVESTMENT AND RISK INFORMATION

Investment Objective

                    The Fund’s investment objective is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Investment Strategies

Long Equity.  The Sub-Adviser expects a majority of the Fund’s investments will generally be in common stock.  The Fund’s focus will be on companies of varying size that have a reasonable expectation of producing above average returns.  The Sub-Adviser favors companies that are actively traded in the United States, but is willing to invest in companies without respect to market capitalization, geographic location or market sector.  In addition, the Sub-Adviser believes that in order to sustain superior investment results, it is necessary to concentrate the Fund’s portfolio from time to time in investments that will produce high absolute returns while at the same time reducing risk to the overall portfolio.  Thus, the Fund may have limited diversification.

The Sub-Adviser will analyze certain financial measures before investing in a company, such as the company’s historical and expected cash flows, its projected earnings growth, its valuation relative to its growth and to that of its industry, the historical trading patterns of the company’s securities, and forecasts and projections for the relevant industry group.  The Sub-Adviser will at times gather information about a company from consultants, analysts, competitors, suppliers and customers that may help the effectiveness of the analysis performed.

Short Selling.  The Sub-Adviser may short individual stocks as a means of attempting to reduce risk and increase performance.  Stocks are shorted for a variety of reasons including: (i) temporary overvaluation due to short-term market euphoria for a sector; (ii) faulty business model; (iii) poor earnings; (iv) questionable accounting practices; (v) deteriorating fundamentals; and (vi) weak management unable to adapt to changes in technology, regulation or the competitive environment.  Technical analysis may also be used to help in the decision making process.  The Sub-Adviser believes that by focusing on specific companies that are experiencing any one or more of these elements, the Sub-Adviser should be able to identify profitable short sale candidates in most stock market environments.

6

Investment Process

Investment Identification.  The Sub-Adviser will use two primary methods of identifying potential investments.  The first method will involve independent sorting and research of financial and corporate documents filed with the Securities and Exchange Commission (“SEC”), as well as general and financial news, through the use of third-party research databases, news services and screening software.  The second method will rely on the professional relationships that the Sub-Adviser has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, securities traders, brokers, corporate managers, corporate attorneys and accountants.

The Sub-Adviser’s investment decisions will take into consideration its view of macroeconomic conditions and industry trends, and will be based on the Sub-Adviser’s analysis of a security’s relative value.  It is contemplated that investments will be made without regard to a company’s level of capitalization or the tax consequences of the investment (short or long-term capital gains).

Portfolio Evaluation.  Once an investment opportunity is determined to be attractive as a stand-alone investment, the Sub-Adviser will evaluate the effect of adding that investment to the Fund’s portfolio.  In doing so, the Sub-Adviser will seek to minimize the market-related portfolio volatility as well as the risk of a capital loss.

Investment and Portfolio Monitoring.  The Sub-Adviser will continually monitor the Fund’s positions to ensure that the investment thesis behind each is intact.  The Sub-Adviser will also monitor trading prices so that profits can be taken as trading and intrinsic values converge or losses can be minimized in the event of a significant shift in an investment’s fundamental premise.  The Sub-Adviser will further monitor investment positions in view of the portfolio as a whole in order to manage risk.

                    The investment policy of the Fund requiring it to invest at least 80% of the value of its Assets in equity securities may be changed by the Board of Trustees without shareholder approval.  Shareholders, however, will receive at least 60 days’ prior notice of any change in this policy.

                    In selecting investments for the Fund, the Sub-Adviser focuses on issuers that:

•	have strong, free cash flow and pay regular dividends

•	have potential for long-term earnings per share growth

•	may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business

7

•	are well-managed

•	will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

                    The Sub-Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Fund’s assets in such securities.  This is particularly true in the case of companies that have performed below expectations.  If a company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation if performance improves.  Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price.  This leads to the possibility of capital appreciation if the price of the common stock recovers.

                    The Fund emphasizes value.  The Fund will generally take long positions in equity securities that the Sub-Adviser believes are undervalued and short positions in equity securities that the Sub-Adviser believes are overvalued.

                    Investing in the Fund involves the following risks:

Frequency of Trading.  Some of the strategies and techniques to be employed by the Sub-Adviser may require frequent trades to take place.  As a result, the higher the Fund’s portfolio turnover than that for other investment entities of similar size, the higher its capital gains taxes and brokerage commissions.  The frequency of the Fund’s trading will vary from year to year, depending on market conditions.

Concentration of Investments.  Due to the nature of the Fund’s investment strategy, it is possible that a material amount of the Fund’s equity could be invested in the securities of only a few companies.  The concentration of the Fund’s portfolio in any one issuer or industry would subject the Fund to a greater degree of risk with respect to the failure of one or a few issuers or with respect to economic downturns in relation to such industry.

Hedging Transactions.  Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit.  No assurance can be given that any particular hedging strategy will be successful.

Market Volatility.  The profitability of the Fund substantially depends upon the Sub-Adviser’s correctly assessing the future price movements of stocks, bonds, options on stocks, and other securities and the movements of interest rates.  The Sub-Adviser cannot guarantee that it will be successful in accurately predicting price and interest rate movements.

8

The Fund’s Investment Activities.  The Fund’s investment activities involve a significant degree of risk.  The performance of any investment is subject to numerous factors that are neither within the control of, nor predictable by, the Sub-Adviser.  Such factors include a wide range of economic, political, competitive and other conditions that may affect investments in general or specific industries or companies.  In recent years, the securities markets have become increasingly volatile, which may adversely affect the ability of the Fund to realize profits.  As a result of the nature of the Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period.

Counterparty Creditworthiness.  The Fund intends to engage in transactions in securities and financial instruments, such as repurchase agreements, that involve counterparties.  Under certain conditions, a counterparty to a transaction could default or the market for certain securities and/or financial instruments may become illiquid.

Portfolio Holdings

                    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the Fund’s Statement of Additional Information (“SAI”) and (ii) on the Fund’s website:  http://www.highlandfunds.com.

9

MANAGEMENT OF THE FUND

Board of Trustees and Investment Adviser

                    The Board of Trustees of the Fund has overall management responsibility for the Fund.  See “Management” in the SAI for the names of and other information about the Trustees and officers of the Fund.  Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, Texas 75240 (“Highland”), serves as the investment adviser to the Fund.  The Fund and Highland have entered into an Investment Advisory Agreement pursuant to which Highland is responsible for the ongoing monitoring of the Fund’s investment portfolio and oversees the activities of the Fund’s Sub-Adviser, and in that connection Highland furnishes offices, necessary facilities and equipment, personnel and pays the compensation of the Trustee of the Fund who is its affiliate.  Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 2.25% of the Fund’s “Average Daily Managed Assets.”  “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).  The agreement with the Adviser can be terminated on 60 days’ written notice.

                    Organized in March 1993, Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  As of January 31, 2006, Highland had approximately $22 billion in assets under management, approximately $800 million of which consisted of equity securities.  Highland is also the Fund’s Administrator (see “Administrator/Sub-Administrator” in the SAI for details).  Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Sub-Adviser

                    Prospect Management Advisers, L.P., 13455 Noel Road, Suite 1300, Dallas, Texas 75240 (“Prospect” or “Sub-Adviser”), a wholly-owned subsidiary of Highland, has entered into a Sub-Advisory Agreement with Highland, on behalf of the Fund.  Pursuant to the Sub-Advisory Agreement, Prospect will provide the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.  The Sub-Adviser also provides personnel to the Fund.

                    For such services the Sub-Advisory Agreement provides that the fee paid by the Adviser to the Sub-Adviser will consist of two components:  (1)  a base fee of 1.00% of the Fund’s average daily net assets during the previous month  (“Base Fee”),

10

plus or minus (2)  a performance-fee adjustment (“Performance Adjustment”) calculated monthly by applying a variable rate of up to a maximum of 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.  The performance measurement period generally will be a rolling 18-month period, although no Performance Adjustment will be made until the Fund has been operational for at least 12 months, and accordingly, only the Base Fee rate will apply for the initial 12 months.  Once the Fund has been operational for at least 12 months, but less than 18 months, the performance measurement period will be equal to the time that has elapsed since the Fund’s commencement of operations.

                    The Performance Adjustment may result in an increase or decrease in the sub-advisory fee paid by Highland, depending upon the investment performance of the Fund relative to its benchmark index, the S&P 500 Index (the “Index”), over the performance measurement period.  No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the S&P 500 Index is 1.00% or greater (positive or negative) during the applicable performance measurement period.  If during the applicable performance measurement period the Fund’s investment performance were:

(i)	at least 1.00% (but less than 2.50%) greater (positive or negative) than the investment record of the Index, then the Performance Adjustment would be 0.05% (positive or negative, respectively);

(ii)	at least 2.50% (but less than 4.50%) greater (positive or negative) than the investment record of the Index, then the Performance Adjustment would be 0.10% (positive or negative, respectively); or

(iii)	at least 4.50% greater (positive or negative) than the investment record of the Index, then the Performance Adjustment would be 0.15% (positive or negative, respectively).

                    Performance of the Fund is calculated net of expenses; whereas, the S&P 500 Index does not have any fees or expenses.  Reinvestments of dividends and distributions are included in calculating both the performance of the Fund and the S&P 500 Index.

                    The investment performance of Class Z Shares of the Fund will be used for purposes of calculating the Fund’s Performance Adjustment.  After Highland determines whether the Fund’s performance was above or below the S&P 500 Index by comparing the investment performance of the Class Z Shares of the Fund against the investment record of the S&P 500 Index, Highland will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

11

                    In addition, Highland and Prospect have entered into a waiver agreement pursuant to which Prospect has agreed to waive 0.50% of its fee determined pursuant to the Sub-Advisory Agreement.  This agreement shall remain in effect until terminated by Highland.

                    Prospect was organized in November 2004 and is registered as an investment adviser under the Advisers Act.  As of December 31, 2005, Prospect had approximately $ 21.8 million under management, 100% of which consisted of equity securities.

Portfolio Management Team

                    The Fund’s portfolio is managed by a portfolio management team.  The SAI provides additional information about the portfolio management team, including compensation structure, other accounts the team manages and ownership of Fund shares.

Distributor

                    Fund shares are offered for sale through PFPC Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, Pennsylvania 19406.

12

HOW TO BUY SHARES

                    You can purchase shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”).  Your financial advisor, broker or other financial intermediary (“financial advisor”) can help you establish an appropriate investment portfolio, buy shares, and monitor your investments.  When the Fund receives your purchase request in “good form,” it will accept your order and your shares will be bought at the next calculated net asset value (“NAV”).  “Good form” means that you placed your order with your financial advisor or your payment (in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary signatures.  The Fund has authorized one or more financial advisors to receive on its behalf purchase and redemption orders.  These financial advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized financial advisor or its authorized designee receives the order.  Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized financial advisor or its authorized designee and accepted by the Fund.  Investors may be charged a fee if they effect a transaction in Fund shares through either a financial advisor or its authorized designee.

                    The USA Patriot Act may require the Fund, an authorized financial advisor or its authorized designee to obtain certain personal information from you, which will be used to verify your identity.  If you do not provide the information, it may not be possible to open your account.  If the Fund, authorized financial advisor or authorized designee is unable to verify your customer information, it reserves the right to close your account or to take such other steps as it deems reasonable.  Outlined below are various methods for buying shares:

Method	Instructions

Through your financial advisor

Your financial advisor can help you establish your account and buy Fund shares on your behalf.  To receive the current trading day’s price, your financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m.  Eastern time.  Your financial advisor may charge you fees for executing the purchase for you.

13

Method	Instructions

By check* (new account)	For new accounts, send to the Fund, c/o the Transfer Agent, PFPC Inc., at the address noted below,** a completed application and check made payable to “Highland Equity Opportunities Fund.”

By check* (existing account)

For existing accounts, fill out and return to the Fund, c/o the Transfer Agent, PFPC Inc., at the address noted below,** the additional investment stub included in your account statement, or send a letter of instruction, including the Fund name and account number, with a check made payable to “Highland Equity Opportunities Fund.”

By exchange

You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in other Highland funds for shares of the same class of the Fund at no additional cost (see “Exchange of Shares”).  To exchange, send written instructions to the Fund, c/o the Transfer Agent, PFPC Inc., at the address noted below** or call (877) 665-1287.

By wire	You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Send funds by wire to:

PNC Bank, N.A.
Philadelphia, PA
ABA #031-0000-53
FFFC #8615597735

Highland Funds
FBO: ([Name of] Fund/[Your]Account number)

If your initial purchase of shares is by wire, you must complete a new account application and promptly mail it to the Fund, c/o the Transfer Agent, PFPC Inc., at the address noted below.** After completing a new account application, please call (877) 665-1287 to obtain your account number.  Please include your account number on the wire.

*

The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”).  Any purchase by check or ACH that does not clear may be cancelled, and the investor will be responsible for any expenses and losses to the Fund.

14

**	Regular Mail: Send to the Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940 Overnight Mail: Send to the Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860

By electronic funds transfer via automated clearing house (ACH)*

You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling (877) 665-1287.  An electronic funds transfer may take up to two banking days to settle and be considered in “good form.” You must set up this feature prior to your telephone request.  Be sure to complete the appropriate section of the application.

Automatic Investment Plan

You may make monthly or quarterly investments automatically from your bank account to your Fund account.  You may select a pre-authorized amount to be sent via electronic funds transfer.  For this feature, please call the Fund at (877) 665-1287 or visit the Fund’s website (http://www.highlandfunds.com).

*	Regular Mail: Send to the Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940 Overnight Mail: Send to the Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860

**

The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”).  Any purchase by check or ACH that does not clear may be cancelled, and the investor will be responsible for any expenses and losses to the Fund.

Investment Minimums

Initial Investment	$5,000
Subsequent Investments	$1,000
Automatic Investment Plan	$200
Retirement Plans	$25

                    The Fund reserves the right to change the investment minimums.  The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

15

MULTIPLE SHARE CLASSES

Choosing a Share Class

                    The Fund offers two classes of shares in this Prospectus — Class A and Class C.  Each share class has its own sales charge and expense structure.  Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest.  Purchases of $1 million or more can be made only in Class A Shares.  Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.  The Fund also offers exclusively to certain institutional and other eligible investors an additional class of shares, Class Z Shares, which are made available through a separate prospectus.

Sales Charges

                    You may be subject to an initial sales charge when you purchase shares or a CDSC when you redeem your shares.  These sales charges are described below.  In certain circumstances, the sales charges may be waived, as described below and in the SAI.

Class A Shares

                    Your purchases of Class A Shares are made at the public offering price for these shares, that is the NAV per share for Class A plus a sales charge that is based on the amount of your initial investment when you open your account.  The sales charge you pay on an additional investment is based on the total amount of your additional purchase and the current value of your account.  Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge.  A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A Shares.  The amount of the sales charge, if any, differs depending on the amount you invest as shown in the table below.

Amount Invested	As a % of the Public Offering Price	As a % of Your Net Investment	% of Offering Price Paid to Financial Advisor

Less than $50,000	5.50	5.82	4.75
$50,000 to $99,999	4.25	4.44	3.50
$100,000 to $249,999	3.25	3.36	2.50
$250,000 to $499,999	2.25	2.30	1.75
$500,000 to $999,999	1.75	1.78	1.50
Greater than $1,000,000	none	none	0.75

16

*

Class A shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase.  Subsequent Class A Share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of purchase.  The 18-month period begins on the day the purchase was made.  The CDSC does not apply to retirement plans purchased through a fee-based program.

                    For Class A Share purchases of $l million or more, financial advisors receive a cumulative commission from the Distributor as follows:

Amount Purchased	Commission %

Less than $3 million	1.00%
$3 million to less than $5 million	0.80%
$5 million to less than $25 million	0.50%
$25 million or more	.25%

                    For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the Distributor on all purchases of less than $3 million.

Reduced Class A Sales Charges for Larger Investments

                    You may pay a lower sales charge when purchasing Class A shares through Rights of Accumulation, which privilege works as follows:  if the combined value of the Fund accounts in all classes and shares of the Money Market Fund, acquired by exchange from Class A Shares of the Fund, maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Distributor and your financial advisor in writing of the identity of such other accounts and your relationship to the other account holders.  Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent.  The Fund may terminate or amend this Right of Accumulation.

                    You may also pay a lower sales charge when purchasing Class A shares by signing a Letter of Intent within 90 days of your purchase.  By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months.  If your Letter of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had

17

invested to that date.  Upon request, a Letter of Intent may reflect purchases within the previous 90 days.  See the SAI for additional information about this privilege.  In addition, certain other investors may purchase shares at a reduced sales charge or NAV, which is the value of a Fund share excluding any sales charges.  See the SAI for a description of these situations.

Class C Shares

                    Your purchases of Class C Shares are at Class C’s NAV.  Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased.  After holding shares for one year, you may sell them at any time without paying a CDSC.  The Distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C Shares.

Distribution and Service Fees

                    In addition to a CDSC, each class of shares is authorized under a distribution plan (“Plan”) to use the assets attributable to a class to finance certain activities relating to the distribution of shares to investors.  These include marketing and other activities to support the distribution of the Class A and C Shares and the services provided to you by your financial advisor.  The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

                    Under the Plan, distribution and service fees paid by the Fund to the Distributor may equal up to an annual rate of 0.35% of average daily net assets attributable to Class A Shares and 1.00% of average daily net assets attributable to Class C Shares.  The Distributor may pay all or a portion of these fees to financial advisors whose clients own shares of the Fund.  Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees.  The Plan authorizes any other payments by the Fund to the Distributor and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.  In addition, Highland may, from time to time, at its expense out of its own financial resources, and/or the Distributor may, from time to time, out of any amounts received from the Fund pursuant to the Plan, make cash payments to dealer firms as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund.  Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular dealer (“Asset-Based Payments”).  Each of the Distributor and/or Highland may agree to make such cash payments to a dealer firm in the form of either or both Sales-Based Payments and Asset-Based Payments.  The Distributor and/or Highland may also make other cash payments to dealer firms in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying

18

registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in the Distributor’s or Highland’s discretion, as applicable.  In certain cases these other payments could be significant to the dealer firms.  Any payments described above will not change the price paid by investors for the purchase of the Fund’s shares or the amount that the Fund will receive as proceeds from such sales.  Each of the Distributor and/or Highland determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. Dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law.  Amounts paid by Highland to any dealer firm in connection with the distribution of any Fund shares will count towards the maximum imposed by the National Association of Securities Dealers, Inc. on underwriter compensation in connection with the public offering of securities.

                    The Trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders.  The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan.  The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence.  The Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.  The continuance of the Plan will only be effective if the selection and nomination of the Independent Trustees is effected by such Independent Trustees.

Contingent Deferred Sales Charges (“CDSCs”)

                    As described above, certain investments in Class A and C Shares are subject to a CDSC.  You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase.  The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower.  For purposes of calculating the CDSC, the start of the holding period is the day on which the purchase was made.  Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC.  When shares are redeemed, the Fund will automatically redeem those shares not subject to a CDSC and then those you have held the longest.  This policy helps reduce and possibly eliminate the potential impact of the CDSC.  In certain circumstances, CDSCs may be waived, as described in the SA1.

19

REDEMPTION OF SHARES

                    You can redeem shares of the Fund on any day that the NYSE is open for business.  The Fund, however, may temporarily stop redeeming its shares when trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

                    The Fund redeems its shares based on the net asset value next determined after the Fund receives your redemption request in proper form.  See “Net Asset Value” for a description of the calculation of net asset value.

                    The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares.  The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

                    In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures that impose a 2.00% redemption fee (short-term trading fee) on Class A Shares and Class C Shares that are redeemed or exchanged within two months or less after the date of a purchase.  This fee is calculated based on the shares’ aggregate net asset value on the date of redemption and deducted from the redemption proceeds.  The redemption fee is not a sales charge, is retained by the Fund, and does not benefit the Fund’s Adviser, Distributor or any other third party.  For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be redeemed first).  Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege.  The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, (iv) shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures will be in place or (v) shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems limitation and such recordkeepers have provided verification to that effect.  Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption

20

fees.  These programs include programs utilizing omnibus accounts.  The Fund seeks to apply these policies uniformly.

                    Any shareholder purchasing shares of the Fund through a financial advisor should check with the financial advisor or the Fund to determine whether the shares will be subject to the redemption fee.

                    The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interests of the Fund and to limit, delay or impose other conditions on exchanges or purchases.  The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

                    You may redeem shares through the Distributor or directly from the Fund through the Fund’s transfer agent.  Outlined below are various methods for redeeming shares:

Method	Instructions

By letter	You may mail a letter requesting redemption of shares to:

Highland Equity Opportunities Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you are redeeming and your account number.  You must sign the letter in exactly the same way the account is registered.  If there is more than one owner of shares, all must sign.  A signature guarantee is required for each signature on your redemption letter.  You can obtain a signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations.  A notary public cannot provide a signature guarantee.

By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (including an IRA) directly registered with PFPC, Inc. by

21

Method	Instructions

calling 877-665-1287or visiting our website at www.highlandfunds.com.  IRA shareholders should consult a tax advisor concerning the current tax rules applicable to IRAs.  If PFPC, Inc. acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither PFPC, Inc. nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible.  You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another investment company advised by the Adviser or participating in the Fund’s exchange privilege (see “Exchange of Shares”).  Among the procedures PFPC, Inc. may use are passwords or verification of personal information.  The Fund may impose limitations from time to time on telephone or Internet redemptions.

• proceeds by check	The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

• proceeds by bank wire

The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your new account application or on a subsequent letter with a guaranteed signature.  The proceeds are normally wired on the next business day.

22

Automatic Cash Withdrawal Plan

                    You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with PFPC, Inc.  Call 877-665-1287 for more information about this plan.

Involuntary Redemption

                    The Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $5,000 as a result of redemptions (but not as a result of a decline in net asset value).  You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $5,000.

Redemption Proceeds

                    A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request.  If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request.  If, however, you purchased your Fund shares by check or ACH transaction and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days for checks and five business days for ACH transactions.  While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

                    The Fund may pay your redemption proceeds wholly or partially in portfolio securities.  Payments would be made in portfolio securities only in the rare instance that the Board of Trustees believes that it would be in the Fund’s best interests not to pay redemption proceeds in cash.

23

EXCHANGE OF SHARES

                    Shareholders of the Fund may exchange their shares for shares of the same share class of Highland Floating Rate Fund or Highland Floating Rate Advantage Fund (together, the “Floating Rate Funds”) at the applicable NAV, plus any applicable redemption fee (see “Redemption of Shares”).  Shareholders of the Floating Rate Funds may exchange their shares for shares of the same class of the Fund at the applicable NAV.  The Floating Rate Funds are each continuously offered closed-end funds and are limited to quarterly repurchases.  The minimum to open an account in the Floating Rate Funds is $2500 ($25 for individual retirement accounts) and the minimum subsequent investment is $50.  Call 877-665-1287 for the applicable Floating Rate Funds’ prospectus and read it carefully before investing.  You can also exchange your shares for shares of the RBB Money Market Fund (the “Money Market Fund”).  The minimum to open an account in the Money Market Fund is $1,000, and subsequent investments must be at least $100.  Call (877) 665-1287 for the Money Market Fund prospectus and read it carefully before investing.

                    If the shares you are exchanging are subject to a CDSC, you will not be charged a CDSC upon the exchange.  However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging.  The length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund.  No CDSC is charged when you exchange your shares into the Money Market Fund; however, the applicable CDSC will be imposed when shares are redeemed from the Money Market Fund.  Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in the Money Market Fund.  Your exchange privilege will be revoked if the exchange activity is considered excessive.  In addition, the Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

                    Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes (see “Taxation”).  The Fund may terminate your exchange privilege if the Adviser determines that your exchange activity is likely to impact adversely its ability to manage the Fund.  To exchange by telephone, call (877) 665-1287.  Please have your account and taxpayer identification number available when calling.

24

NET ASSET VALUE

                    The NAV per share of each of the Fund’s Class A Shares and Class C Shares is calculated on each day that the NYSE is open for business.  The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

                    The NAV per share of each class of shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.  NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made.  The price of a particular class of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share next made after the purchase or redemption order is received in good form.

                    Portfolio securities for which market quotations are readily available are valued at their current market value.  Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund’s Board of Trustees.  Debt securities that are not credit-impaired with remaining maturities of 60 days or less are generally valued at their amortized cost.  Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund).  Market prices may also be deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades, but before the time for determination of the Fund’s NAV that has affected, or is likely to affect, more than minimally the NAV per share of the Fund.  Currently, the Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund’s NAV is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.

25

                    When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Trustees.  In determining fair value, the Fund’s pricing procedures establish a process and methodology to be employed in attempting to ascertain, in good faith, fair value.  Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset.  Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent.  As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.  The Board of Trustees will review the Adviser’s fair value determinations periodically.  The value of the Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

DIVIDENDS AND DISTRIBUTIONS

                    The Fund intends to pay dividends and any capital gain distributions on an annual basis.  You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at NAV in additional shares of the Fund.  You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares.  You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution.  There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions.  Shares purchased through dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders.  There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

26

TAXATION

                    The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its U.S. shareholders.  For more information, please see the SAI, under “Taxation.”  Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences to you of an investment in the Fund.

                    The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code.  Accordingly, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders.

                    Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares.  All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

                    Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008.  If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that: (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares.  Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.  Congress is currently considering certain proposals to extend the preferential tax rates for qualified dividend income beyond 2008, but no assurances can be given in this regard.

                    Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund.  Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made.  If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes

27

as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

                    The price of shares purchased at any time may reflect the amount of a forthcoming distribution.  If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

                    The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.  Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

                    If you sell or otherwise dispose of shares of the Fund (including exchange them for shares of another fund), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares.  If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale.

                    The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Fund (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                    The discussions set forth herein and in the SAI do not constitute tax advice, and investors are urged to consult their own tax advisors to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

28

MAILINGS TO SHAREHOLDERS

                    In our continuing efforts to reduce duplicative mail and Fund expenses, we will send a single copy of the Fund’s prospectuses and shareholder reports to your household even if more than one family member in your household owns shares of the Fund.  Additional copies of our prospectuses and reports may be obtained by calling  877-665-1287.  If you do not want us to continue to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with instructions, within 30 days of your request.

29

[Inside Back Cover]

PRIVACY POLICY

                    We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information.  We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through our use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information.  We may share the information we collect with our affiliates.  We may also disclose this information as otherwise permitted by law.  We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information.  We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

30

[Back Cover Page]

                    This Prospectus sets forth concisely the information that a prospective investor should know before investing in Class A Shares and Class C Shares of Highland Equity Opportunities Fund (the “Fund”).  Please read and retain this Prospectus for future reference.  A Statement of Additional Information (“SAI”) regarding the Fund and dated ________ __, 2006, has been filed with the SEC.  This Prospectus incorporates by reference the entire SAI (together with any supplement to it).

                    Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its fiscal period just ended.

                    The SAI and the Fund’s annual and semi-annual reports can be obtained without charge by calling (877) 665-1287.  The SAI is also available by visiting the Fund’s website (http://www.highlandfunds.com) or writing to the Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940.

                    Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information about the Fund is available on the EDGAR Database on the SEC’s website at http://www.sec.gov.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

[Investment Co. Act
file number]

                    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.  THE FUND HAS NOT AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION.  IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT.  THE FUND IS NOT MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

31

PROSPECTUS dated                     , 2006

HIGHLAND EQUITY OPPORTUNITIES FUND

Class Z Shares

Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
Telephone: (972) 628-4100
Facsimile: (972) 628-4147

An investment portfolio of Highland Funds I
managed by
Highland Capital Management, L.P.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

INVESTMENT AND PERFORMANCE SUMMARY

Investment Objective

                    The investment objective of Highland Equity Opportunities Fund (the “Fund”) is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Principal Investment Strategies

                    The Fund, invests, under normal circumstances, at least 80% of the value of its “Assets” in equity securities.  “Assets” means net assets, plus the amount of any borrowings for investment purposes.  Equity securities of domestic or foreign issuers in which the Fund may invest includes common stocks, preferred stocks, convertible securities, depositary receipts, limited partnership interests and warrants to buy common stocks.  In addition, the Fund may invest up to 20% of the value of its Assets in a wide variety of other, non-equity securities and financial instruments, domestic or foreign, of all kinds and descriptions, including but not limited to, bonds and other debt securities, money market instruments, illiquid securities, cash and cash equivalents.

                    Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest.  The Fund may use derivatives, primarily options, as tools in the management of portfolio assets.  The Fund may use derivatives to hedge various investments, for risk management and for income enhancement.

                    The Fund is a non-diversified portfolio of securities that seeks to maximize return while controlling risk.  In the absence of a pooling vehicle such as the Fund, an investor would not ordinarily be able to achieve the same degree of diversification or monitor, evaluate and implement the same investment strategies as the Fund.

                    The Fund’s investment strategy utilizes the analytical models of Prospect Management Advisers L.P. (“Prospect” or the “Sub-Adviser”) to evaluate potential equity securities of companies of varying market capitalizations in an attempt to isolate those securities with the greatest potential for capital appreciation.  The Sub-Adviser also endeavors to be proactive and attempt to take advantage of temporary market inefficiencies in order to boost the overall performance of the Fund.  In addition to investing in common stock, the Fund’s investment strategy includes short selling, options, fixed-income securities, leverage, capital structure arbitrage and event-driven investments.

                    In summary, the Fund seeks to provide superior and sustainable returns combined with effective risk management.  Although the strategy and asset allocation utilized by the Fund is primarily centered on publicly-traded equity securities, the Sub-Adviser intends to follow a flexible approach in order to place the Fund in the best position to capitalize on opportunities in the financial markets.  Accordingly, the Sub-Adviser may take advantage of investment opportunities and may invest up to 20% of the value of its Assets in other asset classes if they meet the Sub-Adviser’s standards of investment merit.  See “Investment and Risk Information.”  When adverse market or economic conditions occur, however, the Fund may temporarily invest all or a portion of its assets in defensive investments.  Such investments include fixed income securities or high quality money market instruments.  When following a defensive strategy, the Fund will be less likely to achieve its investment goals.

                    The Fund’s Board of Trustees may change any of these investment policies, including its investment objective, without shareholder approval.

                    The Fund is non-diversified as defined in the Investment Company Act of 1940 (the “1940 Act”).  The Fund, however, is not intended to be a complete investment program.

Principal Risks

                    No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period.  The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities.  Stocks are subject to market, economic and business risks that cause their prices to fluctuate.  Preferred stocks and debt securities convertible into, or exchangeable for, common or preferred stock also are subject to interest rate risk, credit risk or both.  When interest rates rise, the value of such securities generally declines.  It is also possible that the issuer of such security will not be able to make interest and principal payments when due.  When you sell Fund shares, they may be worth less than what you paid for them.  Consequently, you can lose money by investing in the Fund.  The Fund is also subject to the risk that the Sub-Adviser may be incorrect in its assessment of the value of the securities it holds, which may result in the decline in the value of Fund shares.  The practices of options trading, short selling, use of leverage and other investment techniques employed by the Fund can, in certain circumstances, maximize the adverse impact to which the Fund’s investment portfolio may be subject.

You may want to invest in the Fund if you:

•	are a long-term investor

•	are seeking above-average growth of capital as well as income, while also attempting to preserve principal and manage risk

2

You may not want to invest in the Fund if you:

•	are conservative in your investment approach

•	seek stability of principal more than growth of capital

•	intend to trade frequently in Fund shares

Risk/Return Bar Chart and Table

                     The Fund’s commencement of operations is expected to begin on or about the date of this Prospectus; therefore, the Fund currently has no investment performance information to report.  After the Fund has had operations for at least one calendar year, its prospectuses will include a bar chart and a table that will provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the most recent one year, five years and ten years (or the life of the Fund, if shorter), compared to those of the Standard & Poor’s Corporation (“S&P”) 500 Index.  The S&P 500 Index is S&P’s composite index of 500 stocks, a widely-recognized, unmanaged index of common stock prices in the United States.  As with all mutual funds, the Fund’s past performance (before and after taxes) will not predict how the Fund will perform in the future.  Both the chart and the table will assume the reinvestment of dividends and distributions.

3

FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Class Z Shares of the Fund.

	Class Z

SHAREHOLDER TRANSACTION EXPENSES (1)
Exchange Fee	None
Redemption fee	2.00%

ESTIMATED ANNUAL EXPENSES (as a percentage of average net assets)
Management Fees (2)	2.45%
Other Expenses (3)	[__]	%

Total Annual Expenses (4)	[__]	%
Fee Waivers and Reimbursements	[(_	)]%

Net Expenses	2.60%

(1)	Financial advisors (defined in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)

Management fees include both investment advisory fees and administration fees charged to the Fund.  Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 2.25% of the Fund’s average daily managed assets.  Highland also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s average daily net assets.

(3)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(4)

Pursuant to a written agreement, Highland has agreed to waive its advisory and/or administration fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, short sale dividend expense, taxes, deferred organization expenses and extraordinary expenses, if any) so that total annual expenses will not exceed 2.60% for Class Z Shares’ average daily net assets for the Fund’s first year of operations.  Any such waiver or reimbursement will lower the class’s overall expense ratio and increase its overall return to investors.

EXPENSE EXAMPLE.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The Example assumes that (i) you invest $10,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) all income dividends and capital gains distributions

4

are reinvested in additional shares.  The Example should not be considered a representation of future expenses.  Your actual costs may be higher or lower.

CLASS	1 YEAR		3 YEARS

Class Z:	$	[_____]	$	[______]

5

INVESTMENT AND RISK INFORMATION

Investment Objective

                    The Fund’s investment objective is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Investment Strategies

Long Equity.  The Sub-Adviser expects a majority of the Fund’s investments will generally be in common stock.  The Fund’s focus will be on companies of varying size that have a reasonable expectation of producing above average returns.  The Sub-Adviser favors companies that are actively traded in the United States, but is willing to invest in companies without respect to market capitalization, geographic location or market sector.  In addition, the Sub-Adviser believes that in order to sustain superior investment results, it is necessary to concentrate the Fund’s portfolio from time to time in investments that will produce high absolute returns while at the same time reducing risk to the overall portfolio.  Thus, the Fund may have limited diversification.

The Sub-Adviser will analyze certain financial measures before investing in a company, such as the company’s historical and expected cash flows, its projected earnings growth, its valuation relative to its growth and to that of its industry, the historical trading patterns of the company’s securities, and forecasts and projections for the relevant industry group.  The Sub-Adviser will at times gather information about a company from consultants, analysts, competitors, suppliers and customers that may help the effectiveness of the analysis performed.

Short Selling.  The Sub-Adviser may short individual stocks as a means of attempting to reduce risk and increase performance.  Stocks are shorted for a variety of reasons including: (i) temporary overvaluation due to short-term market euphoria for a sector; (ii) faulty business model; (iii) poor earnings; (iv) questionable accounting practices; (v) deteriorating fundamentals; and (vi) weak management unable to adapt to changes in technology, regulation or the competitive environment.  Technical analysis may also be used to help in the decision making process.  The Sub-Adviser believes that by focusing on specific companies that are experiencing any one or more of these elements, the Sub-Adviser should be able to identify profitable short sale candidates in most stock market environments.

6

Investment Process

Investment Identification.  The Sub-Adviser will use two primary methods of identifying potential investments.  The first method will involve independent sorting and research of financial and corporate documents filed with the Securities and Exchange Commission (“SEC”), as well as general and financial news, through the use of third-party research databases, news services and screening software.  The second method will rely on the professional relationships that the Sub-Adviser has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, securities traders, brokers, corporate managers, corporate attorneys and accountants.

The Sub-Adviser’s investment decisions will take into consideration its view of macroeconomic conditions and industry trends, and will be based on the Sub-Adviser’s analysis of a security’s relative value.  It is contemplated that investments will be made without regard to a company’s level of capitalization or the tax consequences of the investment (short or long-term capital gains).

Portfolio Evaluation.  Once an investment opportunity is determined to be attractive as a stand-alone investment, the Sub-Adviser will evaluate the effect of adding that investment to the Fund’s portfolio.  In doing so, the Sub-Adviser will seek to minimize the market-related portfolio volatility as well as the risk of a capital loss.

Investment and Portfolio Monitoring.  The Sub-Adviser will continually monitor the Fund’s positions to ensure that the investment thesis behind each is intact.  The Sub-Adviser will also monitor trading prices so that profits can be taken as trading and intrinsic values converge or losses can be minimized in the event of a significant shift in an investment’s fundamental premise.  The Sub-Adviser will further monitor investment positions in view of the portfolio as a whole in order to manage risk.

                    The investment policy of the Fund requiring it to invest at least 80% of the value of its Assets in equity securities may be changed by the Board of Trustees without shareholder approval.  Shareholders, however, will receive at least 60 days’ prior notice of any change in this policy.

                    In selecting investments for the Fund, the Sub-Adviser focuses on issuers that:

•	have strong, free cash flow and pay regular dividends

•	have potential for long-term earnings per share growth

•	may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business

7

•	are well-managed

•	will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

                    The Sub-Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Fund’s assets in such securities.  This is particularly true in the case of companies that have performed below expectations.  If a company’s performance has been poor enough, its preferred stock and convertible debt securities will trade more like the common stock than like a fixed income security and may result in above average appreciation if performance improves.  Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price.  This leads to the possibility of capital appreciation if the price of the common stock recovers.

                    The Fund emphasizes value.  The Fund will generally take long positions in equity securities that the Sub-Adviser believes are undervalued and short positions in equity securities that the Sub-Adviser believes are overvalued.

                    Investing in the Fund involves the following risks:

Frequency of Trading.  Some of the strategies and techniques to be employed by the Sub-Adviser may require frequent trades to take place.  As a result, the higher the Fund’s portfolio turnover than that for other investment entities of similar size, the higher its capital gains taxes and brokerage commissions.  The frequency of the Fund’s trading will vary from year to year, depending on market conditions.

Concentration of Investments.  Due to the nature of the Fund’s investment strategy, it is possible that a material amount of the Fund’s equity could be invested in the securities of only a few companies.  The concentration of the Fund’s portfolio in any one issuer or industry would subject the Fund to a greater degree of risk with respect to the failure of one or a few issuers or with respect to economic downturns in relation to such industry.

Hedging Transactions.  Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit.  No assurance can be given that any particular hedging strategy will be successful.

Market Volatility.  The profitability of the Fund substantially depends upon the Sub-Adviser’s correctly assessing the future price movements of stocks, bonds, options on stocks, and other securities and the movements of interest rates.  The Sub-Adviser cannot guarantee that it will be successful in accurately predicting price and interest rate movements.

8

The Fund’s Investment Activities.  The Fund’s investment activities involve a significant degree of risk.  The performance of any investment is subject to numerous factors that are neither within the control of, nor predictable by, the Sub-Adviser.  Such factors include a wide range of economic, political, competitive and other conditions that may affect investments in general or specific industries or companies.  In recent years, the securities markets have become increasingly volatile, which may adversely affect the ability of the Fund to realize profits.  As a result of the nature of the Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period.

Counterparty Creditworthiness.  The Fund intends to engage in transactions in securities and financial instruments, such as repurchase agreements, that involve counterparties.  Under certain conditions, a counterparty to a transaction could default or the market for certain securities and/or financial instruments may become illiquid.

Portfolio Holdings

                    A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the Fund’s Statement of Additional Information (“SAI”) and (ii) on the Fund’s website:  http://www.highlandfunds.com.

9

MANAGEMENT OF THE FUND

Board of Trustees and Investment Adviser

                    The Board of Trustees of the Fund has overall management responsibility for the Fund.  See “Management” in the SAI for the names of and other information about the Trustees and officers of the Fund.  Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, Texas 75240 (“Highland”), serves as the investment adviser to the Fund.  The Fund and Highland have entered into an Investment Advisory Agreement pursuant to which Highland is responsible for the ongoing monitoring of the Fund’s investment portfolio and oversees the activities of the Fund’s Sub-Adviser, and in that connection Highland furnishes offices, necessary facilities and equipment, personnel and pays the compensation of the Trustee of the Fund who is its affiliate.  Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 2.25% of the Fund’s “Average Daily Managed Assets.”  “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).  The agreement with the Adviser can be terminated on 60 days’ written notice.

                    Organized in March 1993, Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  As of January 31, 2006, Highland had approximately $22 billion in assets under management, approximately $800 million of which consisted of equity securities.  Highland is also the Fund’s Administrator (see “Administrator/Sub-Administrator” in the SAI for details).  Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Sub-Adviser

                    Prospect Management Advisers, L.P., 13455 Noel Road, Suite 1300, Dallas, Texas 75240 (“Prospect” or “Sub-Adviser”), a wholly-owned subsidiary of Highland, has entered into a Sub-Advisory Agreement with Highland, on behalf of the Fund.  Pursuant to the Sub-Advisory Agreement, Prospect will provide the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.  The Sub-Adviser also provides personnel to the Fund.

                    For such services the Sub-Advisory Agreement provides that the fee paid by the Adviser to the Sub-Adviser will consist of two components:  (1)  a base fee of 1.00% of the Fund’s average daily net assets during the previous month  (“Base Fee”),

10

plus or minus (2)  a performance-fee adjustment (“Performance Adjustment”) calculated monthly by applying a variable rate of up to a maximum of 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.  The performance measurement period generally will be a rolling 18-month period, although no Performance Adjustment will be made until the Fund has been operational for at least 12 months, and accordingly, only the Base Fee rate will apply for the initial 12 months.  Once the Fund has been operational for at least 12 months, but less than 18 months, the performance measurement period will be equal to the time that has elapsed since the Fund’s commencement of operations.

                    The Performance Adjustment may result in an increase or decrease in the sub-advisory fee paid by Highland, depending upon the investment performance of the Fund relative to its benchmark index, the S&P 500 Index (the “Index”), over the performance measurement period.  No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the S&P 500 Index is 1.00% or greater (positive or negative) during the applicable performance measurement period.  If during the applicable performance measurement period the Fund’s investment performance were:

(i)	at least 1.00% (but less than 2.50%) greater (positive or negative) than the investment record of the Index, then the Performance Adjustment would be 0.05% (positive or negative, respectively);

(ii)	at least 2.50% (but less than 4.50%) greater (positive or negative) than the investment record of the Index, then the Performance Adjustment would be 0.10% (positive or negative, respectively); or

(iii)	at least 4.50% greater (positive or negative) than the investment record of the Index, then the Performance Adjustment would be 0.15%(positive or negative, respectively).

                    Performance of the Fund is calculated net of expenses; whereas, the S&P 500 Index does not have any fees or expenses.  Reinvestments of dividends and distributions are included in calculating both the performance of the Fund and the S&P 500 Index.

                    The investment performance of Class Z Shares will be used for purposes of calculating the Fund’s Performance Adjustment.  After Highland determines whether the Fund’s performance was above or below the S&P 500 Index by comparing the investment performance of the Class Z Shares against the investment record of the S&P 500 Index, Highland will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

11

                    In addition, Highland and Prospect have entered into a waiver agreement pursuant to which Prospect has agreed to waive 0.50% of its fee determined pursuant to the Sub-Advisory Agreement.  This agreement shall remain in effect until terminated by Highland.

                    Prospect was organized in November 2004 and is registered as an investment adviser under the Advisers Act.  As of December 31, 2005, Prospect had approximately $ 21.8 million under management, 100% of which consisted of equity securities.

Portfolio Management Team

                    The Fund’s portfolio is managed by a portfolio management team.  The SAI provides additional information about the portfolio management team, including compensation structure, other accounts the team manages and ownership of Fund shares.

Distributor

                    Fund shares are offered for sale through PFPC Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, Pennsylvania 19406.

12

HOW TO BUY SHARES

                    You can purchase shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”).  Your financial advisor, broker or other financial intermediary (“financial advisor”) can help you establish an appropriate investment portfolio, buy shares, and monitor your investments.  When the Fund receives your purchase request in “good form,” it will accept your order and your shares will be bought at the next calculated net asset value (“NAV”).  “Good form” means that you placed your order with your financial advisor or your payment (in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary signatures.  The Fund has authorized one or more financial advisors to receive on its behalf purchase and redemption orders.  These financial advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized financial advisor or its authorized designee receives the order.  Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized financial advisor or its authorized designee and accepted by the Fund.  Investors may be charged a fee if they effect a transaction in Fund shares through either a financial advisor or its authorized designee.

                    The USA Patriot Act may require the Fund, an authorized financial advisor or its authorized designee to obtain certain personal information from you, which will be used to verify your identity.  If you do not provide the information, it may not be possible to open your account.  If the Fund, authorized financial advisor or authorized designee is unable to verify your customer information, it reserves the right to close your account or to take such other steps as it deems reasonable.  Outlined below are various methods for buying shares:

Method	Instructions

Through your financial advisor

Your financial advisor can help you establish your account and buy Fund shares on your behalf.  To receive the current trading day’s price, your financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m.  Eastern time.  Your financial advisor may charge you fees for executing the purchase for you.

13

Method	Instructions

By check* (new account)	For new accounts, send to the Fund, c/o the Transfer Agent, PFPC Inc., at the address noted below,** a completed application and check made payable to “Highland Equity Opportunities Fund.”

By check* (existing account)

For existing accounts, fill out and return to the Fund, c/o the Transfer Agent, PFPC Inc., at the address noted below,** the additional investment stub included in your account statement, or send a letter of instruction, including the Fund name and account number, with a check made payable to “Highland Equity Opportunities Fund.”

By exchange

You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in other Highland funds for shares of the same class of the Fund at no additional cost (see “Exchange of Shares”).  To exchange, send written instructions to the Fund, c/o the Transfer Agent, PFPC Inc., at the address noted below** or call (877) 665-1287.

By wire	You may purchase shares of the Fund by wiring money from your bank account to your Fund account. Send funds by wire to:

PNC Bank, N.A.
Philadelphia, PA
ABA #031-0000-53
FFFC #8615597735

Highland Funds
FBO: ([Name of] Fund/[Your]Account number)

If your initial purchase of shares is by wire, you must complete a new account application and promptly mail it to the Fund, c/o the Transfer Agent, PFPC Inc., at the address noted below.** After completing a new account application, please call (877) 665-1287 to obtain your account number.  Please include your account number on the wire.

*

The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”).  Any purchase by check or ACH that does not clear may be cancelled, and the investor will be responsible for any expenses and losses to the Fund.

14

**	Regular Mail: Send to the Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940 Overnight Mail: Send to the Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860

By electronic funds transfer via automated clearing house (ACH)*

You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling (877) 665-1287.  An electronic funds transfer may take up to two banking days to settle and be considered in “good form.” You must set up this feature prior to your telephone request.  Be sure to complete the appropriate section of the application.

Automatic Investment Plan

You may make monthly or quarterly investments automatically from your bank account to your Fund account.  You may select a pre-authorized amount to be sent via electronic funds transfer.  For this feature, please call the Fund at (877) 665-1287 or visit the Fund’s website (http://www.highlandfunds.com).

*	Regular Mail: Send to the Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940 Overnight Mail: Send to the Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860

**

The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”).  Any purchase by check or ACH that does not clear may be cancelled, and the investor will be responsible for any expenses and losses to the Fund.

Investment Minimums

Initial Investment	$5,000
Subsequent Investments	$1,000
Automatic Investment Plan	$200
Retirement Plans	$25

                    The Fund reserves the right to change the investment minimums.  The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

15

DESCRIPTION OF CLASS Z SHARES

Multiple Class Fund

                    The Fund offers one class of shares in this Prospectus — Class Z Shares, which are available to eligible investors at NAV without a sales charge or contingent deferred sales charge.  The Fund also offers two classes of shares to retail investors in a separate prospectus — Class A Shares and Class C Shares.

Eligible Investors

                    The Fund offers Class Z Shares exclusively to certain institutional and other eligible investors.  Eligible investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•

A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares its own account;

•	Any endowment, investment company or foundation; and

•	Any trustee of the Fund, any employee of Highland or Prospect and any family member of any such trustee or employee

                    The Fund reserves the right to change the criteria for eligible investors.  The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

16

REDEMPTION OF SHARES

                    You can redeem shares of the Fund on any day that the NYSE is open for business.  The Fund, however, may temporarily stop redeeming its shares when trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.

                    The Fund redeems its shares based on the net asset value next determined after the Fund receives your redemption request in proper form.  See “Net Asset Value” for a description of the calculation of net asset value.

                    The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares.  The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

                    In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures that impose a 2.00% redemption fee (short-term trading fee) on Class Z Shares that are redeemed or exchanged within two months or less after the date of a purchase.  This fee is calculated based on the shares’ aggregate net asset value on the date of redemption and deducted from the redemption proceeds.  The redemption fee is not a sales charge, is retained by the Fund, and does not benefit the Fund’s Adviser, Distributor or any other third party.  For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be redeemed first).  Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund’s exchange privilege.  The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, (iv) shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures will be in place or (v) shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems limitation and such recordkeepers have provided verification to that effect.  Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees.  These programs

17

include programs utilizing omnibus accounts.  The Fund seeks to apply these policies uniformly.

                    Any shareholder purchasing shares of the Fund through a financial advisor should check with the financial advisor or the Fund to determine whether the shares will be subject to the redemption fee.

                    The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interests of the Fund and to limit, delay or impose other conditions on exchanges or purchases.  The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

                    You may redeem shares through the Distributor or directly from the Fund through the Fund’s transfer agent.  Outlined below are various methods for redeeming shares:

Method	Instructions

By letter	You may mail a letter requesting redemption of shares to:

Highland Equity Opportunities Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you are redeeming and your account number.  You must sign the letter in exactly the same way the account is registered.  If there is more than one owner of shares, all must sign.  A signature guarantee is required for each signature on your redemption letter.  You can obtain a signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations.  A notary public cannot provide a signature guarantee.

By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (including an IRA) directly registered with PFPC, Inc.by

18

Method	Instructions

calling 877-665-1287or visiting our website at www.highlandfunds.com.  IRA shareholders should consult a tax advisor concerning the current tax rules applicable to IRAs.  If PFPC, Inc. acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither PFPC, Inc. nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible.  You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another investment company advised by the Adviser or participating in the Fund’s exchange privilege (see “Exchange of Shares”).  Among the procedures PFPC, Inc. may use are passwords or verification of personal information.  The Fund may impose limitations from time to time on telephone or Internet redemptions.

• proceeds by check	The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

• proceeds by bank wire

The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your new account application or on a subsequent letter with a guaranteed signature.  The proceeds are normally wired on the next business day.

19

Automatic Cash Withdrawal Plan

                    You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with PFPC, Inc.  Call 877-665-1287 for more information about this plan.

Involuntary Redemption

                    The Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $5,000 as a result of redemptions (but not as a result of a decline in net asset value).  You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $5,000.

Redemption Proceeds

                    A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request.  If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request.  If, however, you purchased your Fund shares by check or ACH transaction and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days for checks and five business days for ACH transactions.  While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

                    The Fund may pay your redemption proceeds wholly or partially in portfolio securities.  Payments would be made in portfolio securities only in the rare instance that the Board of Trustees believes that it would be in the Fund’s best interests not to pay redemption proceeds in cash.

20

EXCHANGE OF SHARES

                    Shareholders of the Fund may exchange their shares for shares of the same share class of Highland Floating Rate Fund or Highland Floating Rate Advantage Fund (together, the “Floating Rate Funds”) at the applicable NAV, plus any applicable redemption fee (see “Redemption of Shares”).  Shareholders of the Floating Rate Funds may exchange their shares for shares of the same class of the Fund at the applicable NAV.  The Floating Rate Funds are each continuously offered closed-end funds and are limited to quarterly repurchases.  The minimum to open an account in the Floating Rate Funds is $2500 ($25 for individual retirement accounts) and the minimum subsequent investment is $50.  Call 877-665-1287 for the applicable Floating Rate Funds’ prospectus and read it carefully before investing.  You can also exchange your shares for shares of the RBB Money Market Fund (the “Money Market Fund”).  The minimum to open an account in the Money Market Fund is $1,000, and subsequent investments must be at least $100.  Call (877) 665-1287 for the Money Market Fund prospectus and read it carefully before investing.

                    If the shares you are exchanging are subject to a CDSC, you will not be charged a CDSC upon the exchange.  However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging.  The length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund.  No CDSC is charged when you exchange your shares into the Money Market Fund; however, the applicable CDSC will be imposed when shares are redeemed from the Money Market Fund.  Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in the Money Market Fund.  Your exchange privilege will be revoked if the exchange activity is considered excessive.  In addition, the Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

                    Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes (see “Taxation”).  The Fund may terminate your exchange privilege if the Adviser determines that your exchange activity is likely to impact adversely its ability to manage the Fund.  To exchange by telephone, call (877) 665-1287.  Please have your account and taxpayer identification number available when calling.

21

NET ASSET VALUE

                    The NAV per share of the Fund’s Class Z Shares is calculated on each day that the NYSE is open for business.  The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

                    The NAV per share of each class of shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.  NAV per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made.  The price of a particular class of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share next made after the purchase or redemption order is received in good form.

                    Portfolio securities for which market quotations are readily available are valued at their current market value.  Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund’s Board of Trustees.  Debt securities that are not credit-impaired with remaining maturities of 60 days or less are generally valued at their amortized cost.  Pursuant to the Fund’s pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund).  Market prices may also be deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades, but before the time for determination of the Fund’s NAV that has affected, or is likely to affect, more than minimally the NAV per share of the Fund.  Currently, the Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund’s NAV is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.

                    When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of

22

Trustees.  In determining fair value, the Fund’s pricing procedures establish a process and methodology to be employed in attempting to ascertain, in good faith, fair value.  Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset.  Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent.  As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.  The Board of Trustees will review the Adviser’s fair value determinations periodically.  The value of the Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

DIVIDENDS AND DISTRIBUTIONS

                    The Fund intends to pay dividends and any capital gain distributions on an annual basis.  You may have dividends or capital gain distributions that are declared by the Fund automatically reinvested at NAV in additional shares of the Fund.  You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares.  You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution.  There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions.  Shares purchased through dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders.  There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

23

TAXATION

                    The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and its U.S. shareholders.  For more information, please see the SAI, under “Taxation.”  Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences to you of an investment in the Fund.

                    The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code.  Accordingly, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders.

                    Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares.  All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

                    Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008.  If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that: (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares.  Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.  Congress is currently considering certain proposals to extend the preferential tax rates for qualified dividend income beyond 2008, but no assurances can be given in this regard.

                    Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund.  Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made.  If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes

24

as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

                    The price of shares purchased at any time may reflect the amount of a forthcoming distribution.  If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

                    The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.  Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

                    If you sell or otherwise dispose of shares of the Fund (including exchange them for shares of another fund), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares.  If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale.

                    The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Fund (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                    The discussions set forth herein and in the SAI do not constitute tax advice, and investors are urged to consult their own tax advisors to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

25

MAILINGS TO SHAREHOLDERS

                    In our continuing efforts to reduce duplicative mail and Fund expenses, we will send a single copy of the Fund’s prospectuses and shareholder reports to your household even if more than one family member in your household owns shares of the Fund.  Additional copies of our prospectuses and reports may be obtained by calling  877-665-1287.  If you do not want us to continue to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with instructions, within 30 days of your request.

26

[Inside Back Cover]

PRIVACY POLICY

                    We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information.  We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through our use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information.  We may share the information we collect with our affiliates.  We may also disclose this information as otherwise permitted by law.  We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information.  We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

27

[Back Cover Page]

          This Prospectus sets forth concisely the information that a prospective investor should know before investing in Class Z Shares of Highland Equity Opportunities Fund (the “Fund”).  Please read and retain this Prospectus for future reference.  A Statement of Additional Information (“SAI”) regarding the Fund and dated ________ __, 2006, has been filed with the SEC.  This Prospectus incorporates by reference the entire SAI (together with any supplement to it).

          Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its fiscal period just ended.

          The SAI and the Fund’s annual and semi-annual reports can be obtained without charge by calling (877) 665-1287.  The SAI is also available by visiting the Fund’s website (http://www.highlandfunds.com) or writing to the Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940.

          Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information about the Fund is available on the EDGAR Database on the SEC’s website at http://www.sec.gov.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

[Investment Co. Act
file number]

          YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.  THE FUND HAS NOT AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION.  IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT.  THE FUND IS NOT MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

28

Statement of Additional Information Dated ________, 2006

HIGHLAND EQUITY OPPORTUNITIES FUND
Class A, Class C and Class Z Shares

An investment portfolio of Highland Funds I

13455 Noel Road, Suite 800, Dallas, Texas 75240
(877) 665-1287

This Statement of Additional Information (“SAI”) is not a prospectus but provides additional information that should be read in conjunction with the Fund’s Prospectuses dated ________, 2006, and any supplements thereto.  Copies of the Fund’s Prospectuses are available, upon request, by calling the Fund at (877) 665-1287, visiting the Fund’s web site (http://www.highlandfunds.com) or writing to the Fund, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940.  Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectuses.

THE FUND

          Highland Equity Opportunities Fund (the “Fund”) is a non-diversified, open-end management investment company.  The Fund was organized as a Delaware Statutory Trust on February 28, 2006.  The Fund offers three classes of shares:  Classes A, C and Z.

INVESTMENT POLICIES AND STRATEGIES

          The following information supplements the discussion of the investment policies and strategies of the Fund described in the Prospectuses.  In pursuing its objective, the Fund will invest as described below and may employ the investment techniques described in the Prospectuses and elsewhere in this SAI.  The  investment objective of the Fund is a non-fundamental policy and thus may be changed by the Board of Trustees of the Fund without the approval of a “vote of a majority of the outstanding voting securities” of the Fund.  A “majority of the outstanding voting securities” means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

          Portfolio turnover .  The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year.  It is anticipated that the Fund ‘s turnover rate will ordinarily be between 15% and 25%.  The portfolio turnover rate is not expected to exceed 35%, but may vary greatly from year to year and will not be a limiting factor when the Sub-Adviser deems portfolio changes appropriate.  Although the Fund generally does not intend to trade for short -term profits, the securities held by the Fund  will be sold whenever the Sub-Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held.  Higher portfolio turnover involves correspondingly greater transaction costs and potentially greater income taxes including any brokerage  commissions, that the Fund will bear directly.

          Options.  The Sub-Adviser believes in the judicious use of derivative securities, primarily options.  The Sub-Adviser may purchase and write put and call options that are traded on national securities exchanges or over-the-counter markets, as well as on electronic communications networks (ECNs).  Options can be used in many ways such as to increase market exposure (leverage), to reduce overall market exposure (hedge), to increase the portfolio’s current income, or to reduce the cost basis of a new position.  The Fund may also utilize certain options, such as various types of index or “market basket” options, in an effort to hedge against certain market-related risks, as the Sub-Adviser deems appropriate.  The Sub-Adviser believes that the use of options and other derivatives should help reduce risk and enhance investment performance.

          Fixed Income Securities.  The Sub-Adviser may invest in fixed income securities (bonds) as part of the strategic operations of the Fund.  The Sub-Adviser may take advantage of special investment opportunities in the high yield and convertible segments of the fixed income market.  The Sub-Adviser considers convertible securities to be equity securities, with the expectation of providing both current income and capital appreciation.  The Sub-Adviser may also seek opportunities in government issued fixed-income securities as deemed appropriate.

          Leverage.  To a limited extent, the Fund may increase the number and extent of its “long” positions by borrowing (e.g., by purchasing securities on margin).  Entering into short sales also increases the Fund’s use of leverage.  The Sub-Adviser does not expect that the Fund will incur indebtedness in connection with its operations, other than interest on margin debts or deposits with respect to securities positions.

          Capital Structure Arbitrage.  The Sub-Adviser seeks to use Fund’s assets to exploit pricing inefficiencies in a firm’s capital structure.  This strategy will entail purchasing the undervalued security, and selling the overvalued, expecting the pricing disparity between the two to close out.

          Event-Driven Investments.  When the opportunity arises, the Fund may invest in companies based upon certain situations or events, such as launching of a new product, changes in management, a corporate restructuring, a merger or an acquisition.  These situations or events may also include investments that are based on market timing and impact analysis.

          Occasionally, the Fund may engage in arbitrage transactions that the Sub-Adviser believes represent an exceptional risk/reward opportunity.  Risk arbitrage opportunities generally arise during corporate mergers, leverage buyouts or takeovers.  Frequently the stock of the company being acquired will trade at a significant discount to the announced deal price.  This discount compensates investors for the time value of money and the risk that the transaction may be canceled.  If the discount is significantly greater than the Sub-Adviser’s assessment of the underlying risk, the strategy will be implemented.  As with short selling, options and fixed income securities, the Sub-Adviser intends to use event-driven investments as a tactical, opportunistic strategy and not as part of the Fund’s normal operations.

          Other Investments.  The Sub-Adviser may also invest some of the Fund’s assets in short-term United States Government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments.  If the Sub-Adviser, however, believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices a greater percentage of Fund assets may be invested in such obligations.  The Fund may also engage in securities lending activities.  From time to time, in the sole discretion of the Sub-Adviser, cash balances of the Fund may be placed in a money market fund.

          Limited Role in Affairs of Portfolio Companies.  Although the Sub-Adviser does not take an active role in the affairs of the companies in which the Fund has a position other than voting proxies with respect to the Fund’s portfolio holdings, it will be the policy of the Fund to take such steps as are necessary to protect its economic interests.  If the opportunity presents itself, the Sub-Adviser reserves the option for any of its directors, officers or employees to accept a role on the board of directors of any company, regardless of whether the Fund holds any of the company’s securities.

          Commodities and Financial Futures.  Neither Highland nor Prospect will trade commodities or financial futures on behalf of the Fund unless it becomes registered as a commodity pool operator with the Commodity Futures Trading Commission and becomes a member of the National Futures Association prior to conducting such trades or is eligible for an exemption from such registration and membership requirements.

RISK FACTORS

          Operating Deficits.  The expenses of operating the Fund (including the fees payable to Highland) may exceed its income, thereby requiring that the difference be paid out of the Fund’s capital, reducing the Fund’s investments and potential for profitability.

          Accuracy of Public Information.  The Sub-Adviser selects investments for the Fund, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Sub-Adviser by the issuers or through sources other than the issuers.  Although the Sub-Adviser evaluates all such information and data and ordinarily seeks independent corroboration when the Sub-Adviser considers it is appropriate and when it is reasonably available, the Sub-Adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information is not available.

          Leverage.  When deemed appropriate by the Sub-Adviser and subject to applicable regulations, the Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities.  While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss.  To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used.  The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Fund.  If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

          If the amount of borrowings that the Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolios will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased.  Any investment gains made with the additional monies borrowed will generally cause the net asset value of the Fund to rise more rapidly than would otherwise be the case.  Conversely, if the investment performance of the additional monies borrowed fails to cover their cost to the Fund, the net asset value of the Fund will generally decline faster than would otherwise be the case.

          Short Sales.  The Fund may sell securities short.  Short selling involves the sale of a security that the Fund does not own and must borrow in order to make delivery in the hope of purchasing the same security at a later date at a lower price.  In order to make delivery to its purchaser, the Fund must borrow securities from a third party lender.  The Fund subsequently returns the borrowed securities to the lender by delivering to the lender the securities it receives in the transaction or by purchasing securities in the open market.  The Fund must generally pledge cash with the lender equal to the market price of the borrowed securities.  This deposit may be increased or decreased in accordance with changes in the market price of the borrowed securities.  During the period in which the securities are borrowed, the lender typically retains its right to receive interest and dividends accruing to the securities , thus, if the issuer of securities that the Fund sells short pays interest or declares a dividend while the Fund is borrowing, it will bear the cost of such interest or dividend.   In exchange, in addition to lending the securities, the lender generally pays the Fund a fee for the use of the Fund’s cash.  This fee is based on prevailing interest rates, the availability of the particular security for borrowing and other market factors.

          Theoretically, securities sold short are subject to unlimited risk of loss because there is no limit on the price to which a security may appreciate before the short position is closed.  In addition, the supply of securities that can be borrowed fluctuates from time to time.  The Fund may be subject to losses if a security lender demands return of the lent securities and an alternative lending source cannot be found.

          Options.  The Fund may use a number of option strategies.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

          With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.  The Fund’s ability to close out its position as a purchaser or seller of a listed put or call option is dependent, in part, upon the liquidity of the option market.

          Over-the-counter (“OTC”) options are purchased from, or sold to, securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantee, and security, are set by negotiation of the parties.  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.

          If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.  The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors.  If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value.  The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors.  If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value.  Purchasing and writing put and call options and, in particular, writing “uncovered” options are highly specialized activities and entail greater than ordinary investment risks.

          Foreign Securities.  Although the Fund will invest largely through the United States securities markets, the Fund may invest a portion of its assets in securities of companies domiciled or operating in one or more foreign countries.  Investing in foreign securities involves considerations and possible risks not typically involved in investing in securities of companies domiciled and operating in the United States, including instability of some foreign governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, foreign currency risk, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations.  The application of foreign tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in foreign securities.  Higher expenses may result from investment in foreign securities than would result from investment in domestic securities because of the costs that must be incurred in connection with conversion between various currencies and foreign brokerage commissions that may be higher than in the United States.  Foreign securities markets also may be less liquid, more volatile and subject to less governmental supervision than in the Unites States, including lack of uniform accounting, auditing and financial reporting standards and potential difficulties in enforcing contractual obligations.

          Trading Limitations.  For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances.  Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Fund to loss.  Also, such a suspension could render it impossible for the Sub-Adviser to liquidate positions and thereby expose the Fund to potential losses.

INVESTMENT RESTRICTIONS

          The investment restrictions below have been adopted by the Board of Trustees.  If a percentage policy set forth in the Prospectus or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of the Fund.

Fundamental Investment Restrictions.  The following investment restrictions are fundamental policies and may not be changed without the approval of a “majority of the outstanding voting securities” (as previously defined).  The Fund:

          1.          May not purchase any security that would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as permitted by the Securities and Exchange Commission;

          2.          May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

          3.          May not borrow money, except to the extent permitted by applicable law;

          4.          May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933;

          5.          May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

          6.          May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

          7.          May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Non-Fundamental Investment Restrictions.  The Fund is also subject to the following investment restrictions and policies that may be changed by the Board of Trustees of the Fund without shareholder approval.  The Fund may not:

          1.          Acquire any illiquid securities, such as repurchase agreements with more than seven calendar days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid; and

          2.          Acquire securities of other investment companies, except as permitted by the Investment Company Act of 1940 or any rule, order or interpretation thereunder.

CONFLICTS OF INTEREST

          Policy on Disclosure of Portfolio Holdings.  The Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial advisors and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients’ consultants.  No compensation or other consideration is received by the Fund or the Adviser, or any other person for these disclosures.  A list of the entities that receive the Fund’s portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end

          In addition, certain service providers to the Fund or the Adviser, Sub-Adviser, Transfer Agent or Distributor may for legitimate business purposes receive the Fund’s portfolio holdings information earlier than 30 days after month end, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund, transfer agents and entities providing CDSC financing.  If the Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.  Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions.  “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).  Disclosure of the Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review.  Additionally, no compensation or other consideration is received by the Fund, or the Adviser or the Sub-Adviser, or any other person for these disclosures.  The Fund’s Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor.  These procedures are designed to address conflicts of interest between the Fund’s shareholders on the one hand and the Fund’s Adviser, the Sub-Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders.  There can be no assurance, however, that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

          Portfolio holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR.  The Trust’s Form N-CSRs and Form N-Qs will be available on the Fund’s website www.highlandfunds.com and on the SEC website at www.sec.gov.

          The Fund’s top ten holdings also are posted on www.highlandfunds.com no sooner than 15 days after the end of each month.  One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Fund.

                    Finally, the Fund releases information concerning any and all portfolio holdings when required by law.  Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

MANAGEMENT

          The Board of Trustees (the “Board”) provides broad oversight over the operations and affairs of the Fund.  The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business.  The names, addresses and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below.

Name, Address and Age	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

INDEPENDENT TRUSTEES

Timothy K. Hui (Age 55) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Trustee	Indefinite Term; Trustee since inception in 2006	Assistant Provost for Graduate Education since July 2004; Assistant Provost for Educational Resources, July 2001 to June 2004, Philadelphia Biblical University.	10	None

Scott F. Kavanaugh (Age 43) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Trustee	Indefinite Term; Trustee since inception in 2006	Private Investor; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President, Director and Treasurer, Commercial Capital Bank, January 2000 to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC, (an investment banking firm), April 1998 to February 2003.	10	None

Name, Address and Age	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

James F. Leary (Age 75) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Trustee	Indefinite Term; Trustee since inception in 2006	Managing Director, Benefit Capital Southwest, Inc., (a financial consulting firm) since January 1999.	10	Board Member of Capstone Series Fund, Inc. (3 portfolios); Pacesetter/MVHC Inc. (small business investment company)

Bryan A. Ward (Age 49) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP since January 2002; Special Projects Advisor, Accenture, LLP with focus on the oil and gas industry, September 1998 to December 2001.	10	None

INTERESTED TRUSTEE[2]

R. Joseph Dougherty (Age 34) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Trustee	Indefinite Term; Trustee and Chairman of the Board since inception in 2006	Portfolio Manager of the Adviser since 2000.	10	None

OFFICERS

Name, Address and Age	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

James D. Dondero (Age 42) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Chief Executive Officer and President	Indefinite; President since inception in 2006	President and Managing Partner of the Adviser.

R. Joseph Dougherty (Age 34) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Senior Vice President	Indefinite; Senior Vice-President since inception in 2006	Portfolio Manager of the Adviser since 2000.

Mark Okada (Age 44) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Executive Vice President	Indefinite; Executive Vice President since inception in 2006	Chief Investment Officer of the Adviser.

M. Jason Blackburn (Age 29) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Secretary, Chief Financial Officer and Treasurer	Indefinite; Secretary, Chief Financial Officer and Treasurer since inception in 2006	Assistant Controller of the Adviser since November 2001; Accountant, KPMG LLP, September 1999 to October 2001.

Michael S. Minces (Age 30) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Chief Compliance Officer	Indefinite; Chief Compliance Officer since inception in 2006	Associate, Akin Gump Strauss Hauer & Feld LLP (law firm), October 2003 to August 2004; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm), October 2000 to March 2003.

1

The Highland Fund Complex consists of the following funds: Highland Floating Rate Limited Liability Company, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund, Highland Institutional Floating Rate Income Fund, Highland Corporate Opportunities Fund,  Restoration Opportunities Fund, Prospect Street® High Income Portfolio Inc., Prospect Street® Income Shares Inc., Highland Equity Opportunities Fund, and Highland Real Estate Fund (each a “Highland Fund” and collectively the “Highland Funds”).

2	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Adviser.
3	Each officer also serves in the same capacity for each of the Highland Funds.

          Trustees’ Compensation.  The officers of the Fund and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Fund.  The following table sets forth the aggregate compensation paid to each of the Independent Trustees by the Fund and the total compensation paid to each of the Trustees by the Highland Fund Complex for the calendar year ended December 31, 2005.

Name of Trustee	Aggregate Compensation From the Fund	Total Compensation From the Highland Fund Complex

Interested Trustee
R. Joseph Dougherty	$0	$0
Independent Trustee
Timothy K. Hui	$0	$90,000
Scott F. Kavanaugh	$0	$90,000
James F. Leary	$0	$90,000
Bryan A. Ward	$0	$90,000

          Role of the Board of Trustees. The Trustees of the Fund are responsible for the overall management and supervision of the Fund’s affairs and for protecting the interests of the shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance.  The Fund will have three committees, the Audit Committee, the Nominating Committee and the Litigation Committee, each of which is composed of the Independent Trustees.

          Audit Committee.  Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Trustees, the function of the Audit Committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in Board oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance.  The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward.

          Nominating Committee.  The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate Trustees.  The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 13455 Noel Road, Suite 800, Dallas, Texas 75240.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.  The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward.

          Litigation Committee.  The Litigation Committee’s function is to seek to address any potential conflicts of interest between or among the Fund, the Sub-Adviser and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and the

Sub-Adviser or the Adviser or another client of the Sub-Adviser or the Adviser.  The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward.

          Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund.  The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward.

          Share Ownership. The following table shows the dollar range of equity securities beneficially owned by the Fund’s Trustees in the Fund and the aggregate dollar range of equity securities owned by the Fund’s Trustees in all Funds overseen by the Trustee in the Highland Fund Complex as of August 31, 2005.

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in the Highland Fund Complex

R. Joseph Dougherty	$0	over $100,000
Timothy K. Hui	$0	$1 - $10,000
Scott F. Kavanaugh	$0	$10,001 - $50,000
James F. Leary	$0	$10,001 - $50,000
Bryan A. Ward	$0	$1 - $10,000

          Trustee Positions.  As of February 28, 2006, no Independent Trustee or any of his immediate family members owned beneficially or of record any class of securities of the Adviser or any person controlling, controlled by or under common control with any such entity.

          Code of Ethics.  The Fund, the Adviser and the Sub-Adviser have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions.  Under the codes of ethics for the Fund, the Adviser and the Sub-Adviser personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transaction’s with the appropriate compliance officer and to report all transactions on a regular basis.

          Anti-Money Laundering Compliance.  The Fund or its service providers may be required to comply with various anti-money laundering laws and regulations.  Consequently, the Fund or its service providers may request additional information from you to verify your identity.  If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account.  The Fund or its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency.  In some circumstances, it may not be permitted  to inform the shareholder that it has taken the actions described above.

          Proxy Voting Policies.  The Fund has delegated voting of proxies in respect of portfolio holdings to the Sub-Adviser, to vote the Fund’s proxies in accordance with the Sub-Adviser’s proxy voting guidelines and procedures.  The Sub-Adviser has adopted a proxy voting policy (the “Policy”) and proxy voting guidelines (the “Guidelines”) that provide as follows:

•	The Sub-Adviser votes proxies in respect of the Fund’s securities in the Fund’s best economic interests and without regard to the interests of the Sub-Adviser or any client of the Sub-Adviser.

•

Unless the Sub-Adviser’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decisions) or as otherwise provided by the Policy, the Sub-Adviser votes proxies in a manner consistent with the Guidelines.

•

To avoid material conflicts of interest, the Sub-Adviser applies the Guidelines in an objective and consistent manner across the Fund’s account.  Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the Committee votes in accordance with the Guidelines.  For the Fund, where a conflict of interest has been identified and the matter is not covered in the Guidelines, the Sub-Adviser will disclose to the Fund’s Board the conflict and the Committee’s determination of the matter in which to vote.

•	The Sub-Adviser also may determine not to vote proxies in respect of securities of the Fund if it determines it would be in the Fund’s overall best interests not to vote.

          The Guidelines also address how the Sub-Adviser will vote proxies on particular types of matters such as corporate governance matters, disclosure of executive compensation and share repurchase programs.  For example, the Sub-Adviser generally will:

•	Vote in elections of directors on a case-by-case basis;

•	Support proposals seeking increased disclosure of executive compensation; and

•	Support management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

          The Fund’s proxy voting record for the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling (972) 383-8000 and (2) on the SEC’s web site (http://www.sec.gov).  Information as of June 30th each year will generally be available on or about the following September 1st.

INVESTMENT ADVISORY SERVICES

          Highland serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund (the “Advisory Agreement”).  Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.  Under the Advisory Agreement, Highland receives from the Fund a monthly fee, computed and accrued daily, at the annual rate of 2.25% of the “Average Daily Managed Assets” of the Fund.  “Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

          Highland carries out its duties under the Advisory Agreement at its own expense.  The Fund will pay its own ordinary operating and activity expenses, such as legal and auditing fees, management fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.

          The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of Highland, Highland shall not be subject to liability to the Fund party to such agreements or to any shareholder of the Fund for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the execution and management of the Fund.

          Prospect, the Fund’s Sub-Adviser described below, and Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund.  In connection with such other investment management activities, the Sub-Adviser, the Adviser and/or general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy.  In addition, the Sub-Adviser, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

SUB-ADVISER

          Prospect Management Advisers, L.P., 13455 Noel Road, Suite 1300, Dallas, Texas 75240 (“Prospect” or “Sub-Adviser”), a wholly-owned subsidiary of Highland, has entered into a Sub-Advisory Agreement with Highland, on behalf of the Fund.  Pursuant to the Sub-Advisory Agreement, Prospect will provide the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.  The Sub-Adviser also provides personnel to the Fund.

          For such services the Sub-Advisory Agreement provides that the fee paid by the Adviser to the Sub-Adviser will consist of two components:  (1)  a base fee of 1.00% of the Fund’s average daily net assets during the previous month (“Base Fee”), plus or minus (2)  a performance-fee adjustment (“Performance Adjustment”) calculated monthly by applying a variable rate of up to a maximum of 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period.  The performance measurement period generally will be a rolling 18-month period, although no Performance Adjustment will be made until the Fund has been operational for at least

12 months, and accordingly, only the Base Fee rate will apply for the initial 12 months.  Once the Fund has been operational for at least 12 months, but less than 18 months, the performance measurement period will be equal to the time that has elapsed since the Fund’s commencement of operations.

          The Performance Adjustment may result in an increase or decrease in the sub-advisory fee paid by Highland, depending upon the investment performance of the Fund relative to its benchmark index, the S&P 500 Index (the “Index”), over the performance measurement period.  No Performance Adjustment will be applied unless the difference between the Fund’s investment performance and the investment record of the S&P 500 Index is 1.00% or greater (positive or negative) during the applicable performance measurement period.  If during the applicable performance measurement period the Fund’s investment performance were:

          (i)          at least 1.00% (but less than 2.50%) greater (positive or negative) than the investment record of the Index, then the Performance Adjustment would be 0.05% (positive or negative, respectively);

          (ii)          at least 2.50% (but less than 4.50%) greater (positive or negative) than the investment record of  the Index, then the Performance Adjustment would be 0.10% (positive or negative, respectively); or

          (iii)          at least 4.50% greater (positive or negative) than the investment record of the Index, then the Performance Adjustment would be 0.15% (positive or negative, respectively).

          Performance of a Fund is calculated net of expenses; whereas, the S&P 500 Index does not have any fees or expenses.  Reinvestments of dividends and distributions are included in calculating both the performance of the Fund and the S&P 500 Index.

          The investment performance of Class Z Shares will be used for purposes of calculating the Fund’s Performance Adjustment.  After Highland determines whether the Fund’s performance was above or below the S&P 500 Index by comparing the investment performance of the Class Z Shares against the investment record of the S&P 500 Index, Highland will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

          In addition, Highland and Prospect have entered into a waiver agreement pursuant to which Prospect has agreed to waive 0.50% of its fee determined pursuant to the Sub-Advisory Agreement.  This agreement shall remain in effect until terminated by Highland.

ADMINISTRATOR/SUB-ADMINISTRATOR

          Under an administration agreement dated __________ 2006, Highland also provides administration services to the Fund, provides executive and other personnel necessary to administer the Fund and furnishes office space.  Highland receives a monthly administration fee from the Fund, computed and accrued daily, at an annual rate of 0.20% of the Fund’s average daily managed assets.  The Fund pays all expenses other than those paid by Highland, including but not limited to printing and postage charges, securities registration and custodian fees.  Under a separate sub-administration agreement, dated ___________ 2006, Highland has delegated certain administrative functions to PFPC Inc. (“PFPC”), 760 Moore Road, King of Prussia, Pennsylvania 19406, at an annual rate, payable by Highland, of 0.01% of the Fund’s average daily managed assets.

ACCOUNTING SERVICES AGENT

          PFPC, 101 Sabin Street, Pawtucket, RI, 02860, provides accounting services to the Fund pursuant to an accounting services agreement dated ______________, 2006.  [Basis for compensation to be provided by pre-effective amendment.]

DISTRIBUTOR

          Fund shares are offered for sale through PFPC Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, Pennsylvania 19406.

          Distribution and Service Fees.  In addition to a Contingent Deferred Sales Charge (“CDSC”), each of Class A and Class C is authorized under a distribution plan (“Plan”) to use its respective assets to finance certain activities relating to the distribution of shares to investors.  These include marketing and other activities to support the distribution of the Class A and Class C shares and the services provided to you by your financial advisor.  The Plan was approved and reviewed in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

          Beginning on the 13th month after purchase, the Plan requires the payment of a monthly service fee to the Distributor at the annual rate not to exceed 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor on an annual basis, not to exceed 0.10% of the average daily net assets attributable to Class A Shares and 0.75% of the average daily net assets of its Class C Shares.  Because the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees.  The Plan authorizes any other payments by the Fund to the Distributor and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.  In addition, Highland may, from time to time, at its expense out of its own financial resources, and/or the Distributor may, from time to time, out of any amounts received from the Fund pursuant to the Plan, make cash payments to dealer firms as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund.  Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the average daily net assets of the Fund attributable to that particular dealer (“Asset-Based Payments”).  Each of the Distributor and/or Highland may agree to make such cash payments to a dealer firm in the form of either or both Sales-Based Payments and Asset-Based Payments.  The Distributor and/or Highland may also make other cash payments to dealer firms in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in the Distributor’s or Highland’s discretion, as applicable.  In certain cases these other payments could be significant to the dealer firms.  Any payments described above will not change the price paid by investors for the purchase of the Fund’s shares or the amount that the Fund will receive as proceeds from such sales.  Each of the Distributor and/or Highland determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant.  Dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law.  Amounts paid by Highland to any dealer firm in connection with the distribution of any Fund shares will count towards the cap imposed by the National Association of Securities Dealers, Inc. on underwriter compensation in connection with the public offering of securities.

          The Trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders.  The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan.  The Plan may not be amended to increase the fee materially without approval by a “vote of a majority of the outstanding voting securities” of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence.  The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a “vote of a majority of the outstanding voting securities” of the relevant class of shares.  While the Plan is in effect, the Trust shall satisfy the “fund governance standards” as defined in Rule 0-1(a)(7) under the 1940 Act.  It should be noted, however, that in August 2005 the Court of Appeals for the District of Columbia Circuit stayed the January 16, 2006 effective date of subparagraphs (i) and (iv) of Rule 0-1(a)(7), which provisions require that a fund Board have at least 75% of its members independent and an independent Board Chairman, respectively.)

          Contingent Deferred Sales Charges (“CDSCs”).  Certain investments in Class A and Class C Shares are subject to a CDSC.  You will pay the CDSC only on shares you submit for redemption within a prescribed amount of time after purchase.  The CDSC generally declines each year until there is no charge for redeemed shares.  The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower.  For purposes of calculating the CDSC, the start of the holding period is the day on which the purchase was made.  Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC.  When shares are redeemed, the Fund will automatically redeem those shares not subject to a CDSC and then those you have held the longest.]  This policy helps reduce and possibly eliminate the potential impact of the CDSC.  In certain circumstances, CDSCs may be waived, as described  below under “Waiver of CDSC.”

TRANSFER AGENT

          PFPC, Inc., located at 101 Sabin Street, Pawtucket, RI, 02860, provides transfer agency and dividend disbursing agent services for the Fund.  As part of these services, PFPC, Inc. maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes the Fund’s cash distributions to shareholders.

CUSTODIAN

          PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania, 19153, is the custodian for the Fund.  PFPC Trust Company is responsible for holding all securities, other investments and cash; receiving and paying for securities purchased; delivering against payment securities sold; receiving and collecting income from investments; making all payments covering expenses; and performing other administrative duties, all as directed by authorized persons.  PFPC Trust Company does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The independent registered public accounting firm for the Fund is PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110.  The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and the federal income tax returns, and performs other professional accounting, auditing and tax services when engaged to do so.

INFORMATION REGARDING PORTFOLIO MANAGEMENT TEAM

          The Fund’s portfolio is managed by a portfolio management team.  The members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are [          ].   The following table provides information about funds and accounts, other than the Fund, for which the Fund’s portfolio management team is primarily responsible for the day-to-day portfolio management as of [date].

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)

Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:

          Conflicts of Interests.  [Description of any conflicts of interest that may arise to be filed by pre-effective amendment.]

          Compensation.  Prospect’s financial arrangements with its portfolio management team members, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources.  Compensation may include a variety of components and may vary, from year to year based on a number of factors, including the relative performance of a team member’s underlying account, the combined performance of the team member’s underlying accounts, and the relative performance of the team member’s underlying accounts measured against other employees’ accounts.  The principal components of compensation include a base salary, a discretionary bonus, and various retirement benefits.

          Base compensation. Generally, portfolio management team members receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

          Discretionary compensation. In addition to base compensation, a portfolio management team member may receive a discretionary cash bonus as well as discretionary profit sharing contributions to his or her 401(k).

          Senior portfolio management team members who perform additional management functions may receive additional compensation in these other capacities.  Compensation is structured such that key professionals benefit from remaining with the firm.

          The portfolio management team members do not currently own any shares of the Fund, the public offering of which is expected to commence on or about the date of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE

          Selection of Broker-Dealers; Order Placement.  Subject to the overall review of the Fund’s Board of Trustees, the Sub-Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used, and for negotiating any commission rates paid.  In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          The Sub-Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in senior loans and Fund investments.  Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts.  When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Sub-Adviser to be equitable over time.  The Sub-Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Sub-Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Although the Sub-Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund.  Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Sub-Adviser in a manner designed to be equitable and consistent with the Sub-Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

          Commission Rates; Brokerage and Research Services.  In placing orders for the Fund’s portfolio, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution.  This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances.  In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, will consider all factors it deems relevant, including, by way of illustration:  price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions.  Though the Sub-Adviser generally seeks reasonably competitive commissions or spreads, the Fund will not necessarily be paying the lowest commission or spread available.

          Within the framework of the policy of obtaining the most favorable price and efficient execution, the Sub-Adviser does not currently consider “brokerage and research services” (as defined in the Securities Exchange Act) provided by brokers who effect portfolio transactions with the Sub-Adviser or the Fund, but in the future may choose to do so subject to the review of the Fund’s Board of Trustees and amendment to this SAI.  “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

DESCRIPTION OF THE FUND’S SHARES

          The Fund is a series of Highland Funds I (the “Trust”), a Delaware statutory trust formed on February 28, 2006.  The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series.  The Trust may, but is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Fund’s shares to replace its Trustees.  The Trust’s Board of Trustees is authorized to classify or reclassify the unissued shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series.  The Fund currently offers Class A, Class C and Class Z shares.  Shares of all series will have identical voting rights, except where by law, certain matters must be approved by the requisite proportion of the shares of the affected series.  Each share of any class when issued has equal dividend, liquidation (see “Redemption of Shares”) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share.  Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

          There are no conversion or preemptive rights in connection with any shares of the Fund.  All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.  At the option of the shareholder, shares will be redeemed at NAV, subject, however, in limited circumstances to a redemption fee or a CDSC, all as described in the Prospectus.

          The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares can elect 100% of the trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees.  Unless specifically requested by an investor who is a shareholder of record, the Fund does not issue certificates evidencing Fund shares.

Description of the Trust

          Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument.  The Highland Funds I Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not be personally liable to any person in connection with any and all property, real or personal, tangible or intangible, that at such time is owned or held by or for the account of a particular series  Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

          The Declaration of Trust provides no Trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, unless, as to liability to Highland Funds I or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

          Highland Funds I shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the Trustees, and without any vote of the Trust’s shareholders, except as may be required under the 1940 Act.

Trust Matters

          The Trust reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends, and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.

          Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.

Shareholder Approval

          Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund or the Trust at a meeting called for the purpose of considering such approval.

Information for Shareholders

          All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares, should be directed to the Distributor, PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406.  For assistance, call 877-665-1287 or through the internet at www.highlandfunds.com.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

          The following information supplements the discussion of methods for reducing or eliminating sales charges in the Prospectus.

          Letter of Intent (Class A shares only).  Any person may qualify for reduced sales charges on purchases of Class A shares made within a 13-month period pursuant to a Letter of Intent (“Statement”).  A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all shares (of any class) of the Highland Funds held by the shareholder on the date of the Statement.]  The value is determined at the public offering price on the date of the Statement.  Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.  Upon request, a Statement may be backdated to reflect purchases within 90 days.

          During the term of a Statement, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased.  Dividends and capital gains will be paid on all escrowed shares and those shares will be released when the amount indicated has been purchased.  A Statement does not obligate the investor to buy or the Fund to sell the amount specified in the Statement.

          If a shareholder exceeds the amount specified in the Statement and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement.  The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price.  As a part of this adjustment, the financial advisor shall return to the Distributor the excess commission previously paid during the 13-month period.

          If the amount specified in the Statement is not purchased, the shareholder shall remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge that should have been paid.  If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A shares to equal such difference.  The additional amount of financial advisor discount from the applicable offering price shall be remitted to the shareholder’s financial advisor of record.

          Additional information about and the terms of Letters of Intent are available from your financial advisor, or from  the Transfer Agent at (877) 665-1287.

          Reinstatement Privilege.  A shareholder who has redeemed Class A or C shares of the Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of another Highland Fund at the NAV next determined after the Transfer Agent receives a reinstatement request and payment.  Shareholders who desire to exercise this privilege should contact their financial advisor or the Transfer Agent.  Shareholders may exercise this privilege an unlimited number of times.  Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes.  Consult your tax advisor.

          Privileges of Financial Services Firms.  Class A shares of the Fund may be sold at NAV, without a sales charge, to registered representatives and employees of financial services firms (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor; and such persons’ families and their beneficial accounts.

          Privileges of certain Shareholders.  Any shareholder eligible to buy Class Z shares of any Highland Fund may purchase Class A shares of another Highland Fund at NAV in those cases where a Class Z share is not available.  Qualifying shareholders will not be subject to a Class A initial sales charge or CSDC; however, they will be subject to the annual Rule 12b-1 distribution and service fee.

          Sponsored Arrangements.  Class A shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis.  The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements.  The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group.  The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

          Class A shares may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into agreements with the Distributor pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

          Waiver of CDSCs.  CDSCs may be waived on redemptions in the following situations with the proper documentation:

1.

Death.  CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account.  If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death.  If the Class C shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee’s account.  If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.

Disability.  CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended).  To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician signed under penalty of perjury stating the nature of the disability.  If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.

Death of a trustee.  CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee’s death.  If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.

Returns of excess contributions.  CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the Plan document).

          The CDSC also may be waived where the financial services firm agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

INCOME TAX CONSIDERATIONS

          The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s shares by U.S. persons.  This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

          The discussions set forth herein and in the Prospectus do not constitute tax advice, and potential investors are urged to consult their own tax advisors to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

          The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code.  Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

          (i)          The Fund must derive in each taxable year at least 90% of its gross income from the following sources:  (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in “qualified publicly traded partnerships” (as defined in the Code).

          (ii)          The Fund must diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of: (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).

          As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of: (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).  The Fund intends to distribute substantially all of such income each year.  The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

          The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of: (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year).  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.  While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax.  In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.  Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of shareholders taxed as corporations.  The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.  If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  If the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

          Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) or (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

          If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies (“PFICs”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash.  Dividends paid by PFICs will not be qualified dividend income, as discussed below under “Taxation of Shareholders.”

          If the Fund invests in the shares of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received.  Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code.  This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax.  To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

          Dividend, interest and other income received by the Fund from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries.  Tax treaties between the United States and other countries may reduce or eliminate such taxes.  The Fund does not expect that it will be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns.  Foreign taxes paid by a Fund will reduce the return from the Fund’s investments.

Taxation of Shareholders

          The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain.  If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount.  In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom: (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

          Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares.  All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

          Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008.  If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that: (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares.  Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.  Congress is currently considering certain proposals to extend the preferential tax rates for qualified dividend income beyond 2008, but no assurances can be given in this regard.

          Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares.  The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

          Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund.  Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made.  If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

          The price of shares purchased at any time may reflect the amount of a forthcoming distribution.  If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

          The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.  Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

          If you sell or otherwise dispose of shares of the Fund (including exchange them for shares of another fund), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares.  If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale.  Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares.  Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares.  In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

          Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income.  For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

          Shareholders may be entitled to offset their capital gain dividends with capital loss.  The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities.  Accordingly, shareholders that have capital losses are urged to consult their tax advisors.

          The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder who fails to provide the Fund (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the IRS that such shareholder is subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

APPENDIX  —  RATINGS CATEGORIES

Ratings in General.  A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating should be evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.  The following is a description of the characteristics of ratings used by Moody’s and S&P.

Corporate Bond Ratings

Moody’s

Long-term

Aaa
Bonds rated ‘Aaa’ are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated ‘Aa’ are judged to be of high quality by all standards.  Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A
Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B
Bonds rated ‘B’ generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated ‘Caa’ are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated ‘Ca’ represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C
Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa.’  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

Long-term

AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.  Examples include:  obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Note:  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are given a plus sign (+) designation.  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PART C:  Other Information

Item 23.		Exhibits

All references to the “Registration Statement” refer to the Registration Statement on Form N-1A (File No. ) of Highland Funds I (the “Registrant”).

(a)	Agreement and Declaration of Trust of the Registrant, dated February 27, 2006, filed herewith

(b)	By-laws of the Registrant, filed herewith

(c)	Instruments Defining Rights of Security Holders
Not applicable

(d)	Investment Advisory Contracts
	(d)(1)	Form of Investment Advisory Agreement between Highland Capital Management, L.P. and the Registrant, filed herewith

	(d)(2)	Form of Investment Sub-Advisory Agreement by and among the Registrant on behalf of the Fund, Highland Capital Management, L.P. and Prospect Management Advisers, L.P., filed herewith
	(d)(3)	Form of Fee Waiver Agreement between Highland Capital Management, L.P. and Prospect Management Advisers, L.P., filed herewith

(e)	Underwriting Contracts
	(e)(1)	Form of Underwriting Agreement by and between PFPC Distributors, Inc. and the Registrant, filed herewith

	(e)(2)	Form of Selling Group Agreement, to be filed by pre-effective amendment

(f)	Bonus or Profit Sharing Contracts
Not applicable

(g)	Custodian Agreements
	(g)(1)	Form of Custodian Services Agreement between PFPC Trust Company and the Registrant, filed herewith

(h)	Other Material Contracts

1

	(h)(1)	Form of Accounting Services Agreement between the Registrant and PFPC Inc., filed herewith

	(h)(2)	Form of Administration Services Agreement between Highland Capital Management, L.P. and the Registrant, filed herewith

	(h)(3)	Form of Sub-Administration Services Agreement between Highland Capital Management, L.P. and PFPC Inc., filed herewith

	(h)(4)	Form of Transfer Agency Services Agreement by and between PFPC Inc. and the Registrant, filed herewith

(i)	Legal Opinion
	(i)(1)	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, to be filed by pre-effective amendment

(j)	Other Opinions
	(j)(1)	Consent and Report of independent auditors, to be filed by pre-effective amendment

	(j)(2)	Powers of Attorney, filed herewith

(k)	Omitted Financial Statements
Not applicable

(l)	Initial Capital Agreements
To be filed by pre-effective amendment

(m)	Rule 12b-1 Plan
	(m)(1)	Form of Rule 12b-1 Distribution Plan relating to Class A Shares & Class C Shares, filed herewith

(n)	Rule 18f-3 Plan
	(n)(1)	Form of Rule 18f-3 Multi-Class Plan, filed herewith

(o)	Reserved
Not applicable

2

(p)	Codes of Ethics
(p)(1)	Form of Code of Ethics of the Registrant under Rule 17j-1 of the Investment Company Act of 1940 (the “1940 Act”), filed herewith

(p)(2)	Code of Ethics of Highland Capital Management, L.P., adviser to the Registrant, to be filed by pre-effective amendment

(p)(3)	Code of Ethics of Prospect Management Advisers, L.P., sub-adviser to the Registrant, filed herewith

(p)(4)	Code of Ethics of PFPC Distributors, Inc., principal underwriter to the Registrant, filed herewith

Item 24.	Persons Controlled by or Under Common Control with the Fund
Not applicable

Item 25.	Indemnification

Section 4.2 of the Registrant’s Agreement and Declaration of Trust provides for the indemnification of the Registrant’s trustees and officers.  Indemnification of the Registrant’s adviser, sub-adviser, administrator, principal underwriter, custodian, accounting services agent, sub-administrator and transfer agent is provided for, subject also to the limitations, if applicable, of the 1940 Act, respectively, in the Registrant’s following forms of agreements:

	1.	Section 6 of the Investment Advisory Agreement with Highland Capital Management, L.P.

	2.	Section 11 of the Investment Sub-Advisory Agreement by and among the Registrant on behalf of the Fund, Highland Capital Management, L.P. and Prospect Management Advisers, L.P.

	3.	Section 12 of the Administration Agreement with Highland Capital Management, L.P.

	4.	Section 9 of the Underwriting Agreement with PFPC Distributors, Inc.

	5.	Section 12 of the Custodian Services Agreement with PFPC Trust Company

	6.	Section 12 of the Accounting Services Agreement with PFPC Inc.

	7.	Section 12 of the Sub-Administration Agreement between Highland Capital Management L.P. and PFPC Inc.

3

	8.	Section 12 of the Transfer Agency Services Agreement with PFPC Inc.

Item 26.	Business and Other Connections of the Investment Adviser

The description of the business of the investment adviser, Highland Capital Management, L.P., is set forth under the caption “Management of the Fund” in the Prospectuses and under the caption “Management” in the SAI, each forming part of this Registration Statement.  The information as to other businesses, if any, and the directors and officers of Highland Capital Management, L.P. is set forth in its Form ADV, as filed with the SEC on November 19, 2004 (File No. 801-54874) and as amended through the date hereof, and is incorporated herein by reference.

The description of the business of the investment sub-adviser, Prospect Management Advisers, L.P., is set forth under the caption “Management of the Fund” in the Prospectuses and under the caption “Management” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of Prospect Management Advisers, L.P. is set forth in its Form ADV, as filed with the SEC on September 23, 2005 (File No. 801-63902) and as amended through the date hereof, and is incorporated herein by reference.

Item 27.	Principal Underwriter

(a)

PFPC Distributors, Inc., principal underwriter for the Registrant, is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. does not presently act as investment adviser for any registered investment companies, but does act as principal underwriter for the following investment companies:

GuideStone Funds
AFBA 5 Star Funds, Inc.
Atlantic Whitehall Funds Trust
CRM Mutual Fund Trust
Highland Floating Rate Fund
Highland Floating Rate Advantage Fund
Harris Insight Funds Trust
Kalmar Pooled Investment Trust
Matthews Asian Funds
Metropolitan West Funds
The RBB Fund, Inc.
RS Investment Trust
Stratton Growth Fund, Inc.
Stratton Monthly Dividend REIT Shares, Inc.

4

The Stratton Funds, Inc.
Van Wagoner Funds
Wilshire Mutual Funds, Inc.
Wilshire Variable Insurance Trust

BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc., acts as principal underwriter for the following investment companies:

BlackRock Provident Institutional Funds
BlackRock Funds
International Dollar Reserve Fund I, Ltd.
BlackRock Bond Allocation Target Shares

MGI Funds Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc. acts as principal underwriter for the following investment company:

MGI Funds

Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc. acts as principal underwriter for the following investment companies:

Northern Funds
Northern Institutional Funds

ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc., acts as principal underwriter for the following investment company:

ABN AMRO Funds

5

(b)	The table below lists each director, officer or partner of PFPC Distributors, Inc.

(1)	(2)	(3)
Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant

Brian Burns	Chairman, Chief Executive Officer, Director and President	None

Michael Denofrio	Director	None

Nicholas Marsini	Director	None

Rita G. Adler	Chief Compliance Officer & Anti-Money Laundering Officer	None

Christine P. Ritch	Chief Legal Officer, Assistant Secretary and Assistant Clerk	None

John Munera	Anti-Money Laundering Officer	None

Julie Bartos	Assistant Secretary and Assistant Clerk	None

Bradley A. Stearns	Secretary and Clerk	None

Amy Brennan	Assistant Secretary and Assistant Clerk	None

Craig Stokarski	Treasurer and Financial & Operations Principal, Chief Financial Officer	None

Maria Schaffer	Controller and Assistant Treasurer	None

Bruno Di Stefano	Vice President	None

Susan K. Moscaritolo	Vice President	None

*	The principal business address for each individual is PFPC Distributors, Inc., 301 Bellevue Parkway, Wilmington, DE 19809.

(c) Not applicable

Item 28.	Location of Accounts and Records

(1)	Prospect Management Advisers, L.P., 13455 Noel Road, Suite 1300, Dallas, TX, 75240 (records relating to its function as investment sub-adviser).

(2)	PFPC, Inc., 101 Sabin Street, Pawtucket, RI, 02860 (records relating to its function as transfer agent and accounting services agent).

(3)	PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA, 19406 (records relating to its function as distributor).

6

(4)	PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA, 19153 (records relating to its function as custodian).

(5)	Highland Capital Management, L.P., 13455 Noel Road, Suite 800, Dallas, TX, 75240 (records relating to its function as adviser and as administrator)

(6)	PFPC Inc., 760 Moore Road, King of Prussia, PA, 19406 (records relating to its function as sub-administrator).

Item 29.	Management Services
Not applicable

Item 30.	Undertakings

The Registrant undertakes to file an amendment to the Registration Statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons.

7

SIGNATURES

                    Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”) and the Investment Company Act of 1940, as amended, the Fund Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas and State of Texas on the 3rd day of March 2006.

HIGHLAND FUNDS I

By	/s/ JAMES D. DONDERO

James D. Dondero
Chief Executive Officer and President

                    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Title	Date

/s/ R. JOSEPH DOUGHERTY	Trustee	March 6, 2006

R. Joseph Dougherty

/s/ TIMOTHY K. HUI	Trustee	March 6, 2006

Timothy K. Hui

/s/ SCOTT F. KAVANAUGH	Trustee	March 6, 2006

Scott F. Kavanaugh

/s/ JAMES F. LEARY	Trustee	March 6, 2006

James F. Leary

/s/ BRYAN A. WARD	Trustee	March 6, 2006

Bryan A. Ward

/s/ JAMES D. DONDERO	Chief Executive Officer	March 6, 2006
and President
James D. Dondero

/s/ M. JASON BLACKBURN	Chief Financial Officer	March 6, 2006
(Principal Accounting Officer)
M. Jason Blackburn	and Secretary

Exhibit Index

Exhibit No.	Description

23(a)	Agreement and Declaration of Trust of the Registrant, dated February 27, 2006

23(b)	By-laws of the Registrant

23(d)(1)	Form of Investment Advisory Agreement between Highland Capital Management, L.P. and the Registrant

23(d)(2)	Form of Investment Sub-Advisory Agreement by and among the Registrant on behalf of the Fund, Highland Capital Management, L.P. and Prospect Management Advisers, L.P.

23(d)(3)	Form of Fee Waiver Agreement between Highland Capital Management, L.P. and Prospect Management Advisers, L.P.

23(e)(1)	Form of Underwriting Agreement by and between PFPC Distributors, Inc. and the Registrant

23(g)(1)	Form of Custodian Services Agreement between PFPC Trust Company and the Registrant

23(h)(1)	Form of Accounting Services Agreement between the Registrant and PFPC Inc.

23(h)(2)	Form of Administration Services Agreement between Highland Capital Management, L.P. and the Registrant

23(h)(3)	Form of Sub-Administration Services Agreement between Highland Capital Management, L.P. and PFPC Inc.

23(h)(4)	Form of Transfer Agency Services Agreement by and between PFPC Inc. and the Registrant

23(j)(2)	Powers of Attorney

23(m)(1)	Form of Rule 12b-1 Distribution Plan relating to Class A Shares & Class C Shares

23(n)(1)	Form of Rule 18f-3 Multi-Class Plan

23(p)(1)	Form of Code of Ethics of the Registrant under Rule 17j-1 ofthe Investment Company Act of 1940 (the "1940 Act")

23(p)(3)	Code of Ethics of Prospect Management Advisers, L.P., sub-adviser to the Registrant

23(p)(4)	Code of Ethics of PFPC Distributors, Inc., principal underwriter to the Registrant